UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Protalix BioTherapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2 Snunit Street
Science Park
POB 455
Carmiel, Israel 20100

May 21, 2012

Dear Shareholder,

We cordially invite you to attend the 2012 Annual Meeting of Shareholders of Protalix BioTherapeutics, Inc. to be held at 4:00 p.m., Israel time, on June 17, 2012 at the Sheraton Tel Aviv Hotel, 115 HaYarkon Street, Tel Aviv, Israel. The attached notice of annual meeting and proxy statement describe the business we will conduct at the meeting and provide information about us that you should consider when you vote your shares. As set forth in the attached proxy statement, the meeting will be held to consider the election of directors, to adopt an amendment to the Protalix BioTherapeutics, Inc. 2006 Stock Incentive Plan to increase the number of shares of common stock available under the plan, to approve an advisory vote on executive compensation and the ratification of the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2012. Please take the time to carefully read each of the proposals shareholders are being asked to consider and vote on.

When you have finished reading the proxy statement, please promptly vote your shares either via the Internet, by telephone or by marking, signing, dating and returning the proxy card in the enclosed envelope. Your vote is important, whether or not you attend the meeting in person. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting. If you decide to attend the meeting and vote in person, your proxy may be revoked at your request.

We appreciate your support and look forward to seeing you at the meeting.

Sincerely, David Aviezer, Ph.D. President and Chief Executive Officer

PROTALIX BIOTHERAPEUTICS, INC.
2 Snunit Street
Science Park
POB 455
Carmiel, Israel 20100

NOTICE OF 2012 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 17, 2012

To the Shareholders of Protalix BioTherapeutics, Inc.:

The 2012 Annual Meeting of Shareholders of Protalix BioTherapeutics, Inc. will be held at the following time, date and place for the following purposes:

TIME:	4:00 p.m., Israel time
DATE:	June 17, 2012
PLACE:	Sheraton Tel Aviv Hotel, 115 HaYarkon Street Tel Aviv, Israel

PURPOSES:

1.	To elect eight members to the Board of Directors to serve for the ensuing year or until their respective successors have been duly elected.
2.	To adopt an amendment to the Protalix BioTherapeutics, Inc. 2006 Stock Incentive Plan to increase the number of shares of common stock available under the plan from 9,741,655 shares to 11,341,655 shares.
3.	To approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the proxy statement that accompanies this notice.
4.	To ratify the appointment of Kesselman & Kesselman, Certified Public Accountant (lsr.), a member of PricewaterhouseCoopers International Limited, as our independent registered public accounting firm for the fiscal year ending December 31, 2012.
5.	To transact such other business that is properly presented at the meeting or any adjournment.

All of these proposals are more fully described in the proxy statement that follows. You may vote at the meeting and any adjournments if you were the record owner of our common stock at the close of business on May 4, 2012. A list of shareholders of record will be available at the meeting and, during the 10 days prior to the meeting, at the office of our Corporate Secretary at the above address.

Please sign, date and promptly return the enclosed proxy card in the enclosed envelope, or vote by telephone or Internet (instructions are on your proxy card), so that your shares will be represented whether or not you attend the annual meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Carmiel, Israel May 21, 2012	Yossi Maimon Vice President and Chief Financial Officer and Corporate Secretary

Protalix BioTherapeutics, Inc.
2 Snunit Street
Science Park
POB 455
Carmiel, Israel 20100
972-4-988-9488

PROXY STATEMENT FOR PROTALIX BIOTHERAPEUTICS, INC.

2012 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON

JUNE 17, 2012

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Why Did You Send Me this Proxy Statement?

We sent you this proxy statement and the enclosed proxy card because the Board of Directors of Protalix BioTherapeutics, Inc. is soliciting your proxy to vote at the 2012 annual meeting of shareholders and any adjournments of the meeting to be held at 4:00 p.m., Israel time, on June 17, 2012 at the Sheraton Tel Aviv Hotel, 115 HaYarkon Street, Tel Aviv, Israel. This proxy statement, along with the accompanying Notice of Annual Meeting of Shareholders, summarizes the purposes of the meeting and the information you need to know to vote at the annual meeting.

We anticipate that on or before May 22, 2012, we will begin sending this proxy statement, the attached Notice of Annual Meeting and the form of proxy enclosed to all shareholders entitled to vote at the meeting. Although not part of this proxy statement, we are also sending along with this proxy statement our Annual Report on Form 10-K which includes financial statements for the fiscal year ended December 31, 2011. You can also find a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 on the Internet through the electronic data system called EDGAR provided by the Securities and Exchange Commission, or the SEC, at http://www.sec.gov or through the Investor Relations section of our website at http://www.protalix.com. In addition, since we are also listed on the Tel Aviv Stock Exchange, we submit copies of all our filings with the SEC to the Israeli Securities Authority and the Tel Aviv Stock Exchange. Such copies can be retrieved electronically through the Tel Aviv Stock Exchange’s Internet messaging system (www.maya.tase.co.il) and through the MAGNA distribution site of the Israeli Securities Authority (www.magna.isc.gov.il). Our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and information on the website other than the proxy statement are not part of our proxy soliciting materials. Additional copies of the Annual Report on Form 10-K for the fiscal year ended December 31, 2011 are available upon request.

Who Can Vote?

Only holders of record of our common stock, par value $0.001 per share, on May 4, 2012, the record date, are entitled to vote at the annual meeting. On the record date, there were 91,883,910 shares of common stock outstanding and entitled to vote. The common stock is currently our only outstanding class of voting stock.

You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the meeting and not revoked prior to the meeting, will be voted at the meeting.

How Many Votes Do I Have?

Each share of common stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. Voting by proxy will not affect your right to attend the annual meeting. If your shares are registered directly in your name through our stock transfer agent, American Stock Transfer & Trust Company, or you have stock certificates, you may vote:

•	By mail. Complete, date, sign and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors.
•	By Internet or by telephone. Follow the instructions attached to the proxy card to vote by Internet or telephone.
•	In person at the meeting. If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

If your shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can generally do so as follows:

•	By mail. You will receive instructions from your broker or other nominee explaining how to vote your shares.
•	By Internet or by telephone. Follow the instructions you receive from your broker to vote by Internet or telephone.
•	In person at the meeting. Contact the broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the meeting. You will not be able to vote at the meeting unless you have a proxy card from your broker.

What am I Voting On?

You are voting on:

•	The election of eight members to our Board of Directors to serve for the ensuing year or until their respective successors have been duly elected (David Aviezer, Ph.D., Yoseph Shaaltiel, Ph.D., Zeev Bronfeld, Alfred Akirov, Amos Bar Shalev, Yodfat Harel Buchris, Roger D. Kornberg, Ph.D., and Eyal Sheratzky).
•	The adoption of an amendment to the Protalix BioTherapeutics, Inc. 2006 Stock Incentive Plan which increases the number of shares of common stock authorized for issuance under the plan from 9,741,655 shares to 11,341,655 shares.
•	To approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the proxy statement that accompanies this notice.
•	The ratification of the appointment of Kesselman and Kesselman, Certified Public Accountant (Isr.), A Member of PricewaterhouseCoopers International Limited, as our independent registered public accounting firm for the fiscal year ending December 31, 2012.

How does the Board of Directors Recommend that I Vote at the Meeting?

The Board of Directors recommends that you vote as follows:

•	“FOR” the election or re-election of all director nominees named in the “Proposal 1: Election of Directors” section in this proxy statement.
•	“FOR” the adoption of the amendment to the Protalix BioTherapeutics, Inc. 2006 Stock Incentive Plan as described in “Proposal 2: Amendment to the Protalix BioTherapeutics, Inc. 2006 Stock Incentive Plan to Increase the Number of Authorized Shares of Common Stock Reserved for Issuance under the Plan” section in this proxy statement.

•	“FOR” the approval, on a non-binding advisory basis, our executive compensation as disclosed in the proxy statement that accompanies this notice and as described in the “Proposal 3: Advisory Vote on Executive Compensation” section in this proxy statement.
•	“FOR” the ratification of Kesselman and Kesselman as our independent registered public accounting firm for the 2012 fiscal year, as named in the “Proposal 4: Ratification of Independent Registered Public Accounting Firm” section in this proxy statement.

If any other matter is properly presented at the meeting or any adjournment, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.

What Constitutes a Quorum for the Meeting?

The holders of a majority of all of the outstanding shares of common stock entitled to vote at the annual meeting, present in person or by proxy, shall constitute a quorum at the annual meeting. Of the 91,883,910 shares of common stock outstanding as of the record date, a majority, or at least 45,941,956 shares, must be present at the meeting in person or represented by proxy to hold the meeting and conduct business. Once a quorum is established at a meeting, it shall not be broken by the withdrawal of enough votes to leave less than a quorum. Votes of shareholders of record who are present at the meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists. If a quorum is not present, the meeting will be adjourned until a quorum is obtained.

What are the Voting Requirements to Approve a Proposal?

Election of directors

Assuming a quorum is present, nominees for director will be elected pursuant to the affirmative vote of a plurality of the shares of common stock voting in person or represented by proxy at the annual meeting, which means that the nominees who receive the most affirmative votes will be elected to the Board of Directors. In voting to elect nominees to the Board of Directors, shareholders may vote in favor of all the nominees or any individual nominee or withhold their votes as to all the nominees or any individual nominee. Shares not present at the annual meeting have no effect on the election of directors.

Adoption of an amendment to the Protalix BioTherapeutics, Inc. 2006 Stock Incentive Plan to increase the number of authorized shares of common stock reserved for issuance under the plan

You may vote “FOR,” “AGAINST” or “ABSTAIN” on the adoption of an amendment to the Protalix BioTherapeutics, Inc. 2006 Stock Incentive Plan to increase the number of authorized shares of common stock reserved for issuance under the plan. If a quorum is present, adoption of the amendment requires that the number of votes cast at the annual meeting in favor of adoption exceeds the number of votes cast opposing adoption. Abstentions have the same effect as negative votes. Broker non-votes (shares held by brokers that do not have discretionary authority to vote on a matter and have not received voting instructions from their clients) will have no effect.

Approval of non-binding advisory resolution on executive compensation

You may vote “FOR,” “AGAINST” or “ABSTAIN” on the advisory vote on executive compensation. If a quorum is present, approval requires that the number of votes cast at the annual meeting in favor of the resolution exceeds the number of votes cast opposing the resolution. The outcome of this vote is not binding; however, the Board of Directors and the Compensation Committee will consider the outcome of the vote when developing and reviewing the future executive compensation plans. Abstentions have the same effect as negative votes. Broker non-votes will have no effect.

Ratification of the selection of Kesselman & Kesselman as our independent auditor

You may vote “FOR,” “AGAINST” or “ABSTAIN” on the ratification of the selection of Kesselman & Kesselman to serve as our principal independent registered public accounting firm for the fiscal year ending December 31, 2012. If a quorum is present, ratification of the appointment of our independent registered public accounting firm requires that the number of votes cast at the annual meeting in favor of ratification exceeds the number of votes cast opposing ratification. Abstentions have the same effect as negative votes. Broker non-votes will have no effect.

How are My Votes Cast when I Sign and Return a Proxy Card?

When you sign the proxy card or submit your proxy by telephone or over the Internet, you appoint David Aviezer, Ph.D., our president and chief executive officer, and Yossi Maimon, our vice president and chief financial officer, as your representatives at the meeting. Either David Aviezer or Yossi Maimon will vote your shares at the meeting as you have instructed them on the proxy card. Each of such persons may appoint a substitute for himself.

Even if you plan to attend the meeting, it is a good idea to complete, sign and return your proxy card or submit your proxy by telephone or over the Internet in advance of the meeting in case your plans change. This way, your shares will be voted by you whether or not you actually attend the meeting.

May I Revoke My Proxy?

If you give us your proxy, you may revoke it at any time before it is voted at the meeting. There will be no double counting of votes. You may revoke your proxy in any one of the following ways:

•	entering a new vote or by granting a new proxy card or new voting instruction bearing a later date (which automatically revokes the earlier instructions);
•	if your shares are held in street name, re-voting by Internet or by telephone as instructed above (only your latest Internet or telephone vote will be counted);
•	notifying our Corporate Secretary, Yossi Maimon, in writing before the annual meeting that you have revoked your proxy; or
•	attending the meeting in person and voting in person. Attending the meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.

Can my broker vote my shares for me on the election of directors?

No. A broker “non-vote” occurs when a broker or nominee holding shares for a beneficial owner does not vote on a particular matter because the matter is not routine and such broker or nominee does not have the discretionary voting authority to vote the shares for which it is the holder of record with respect to a particular matter at the annual meeting and such broker or nominee has not received instructions from the beneficial owner. Broker “non-votes,” and shares as to which proxy authority has been withheld with respect to any matter, are generally not deemed to be entitled to vote for purposes of determining whether stockholders’ approval of that matter has been obtained. Pursuant to New York Stock Exchange (“NYSE”) Rule 452, the uncontested election of directors (Proposal No. 1) and the adoption of an amendment to the Protalix BioTherapeutics, Inc. 2006 Stock Incentive Plan which increases the number of shares of common stock authorized for issuance under the plan (Proposal No. 2) are non-routine matters and, therefore, may not be voted upon by brokers without instruction from beneficial owners. Consequently, proxies submitted by brokers for shares beneficially owned by other persons may not, in the absence of specific instructions from such beneficial owners, vote the shares in favor of a director nominee or withhold votes from a director nominee at the brokers’ discretion, or vote for, against or abstain with respect to the adoption of the amendment to the Protalix BioTherapeutics, Inc. 2006 Stock Incentive Plan. Please complete your proxy and return it as instructed so your vote can be counted.

What if I Receive More than One Proxy Card?

You may receive more than one proxy card or voting instruction form if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” for each account to ensure that all of your shares are voted.

What if I do not Vote for Some of the Matters Listed on My Proxy Card?

If you return your proxy card without indicating your vote, your shares will be voted for the nominees listed on the card; for the adoption of the amendment to the Protalix BioTherapeutics, Inc. 2006 Stock Incentive Plan to increase the number of shares reserved for issuance under the plan; for the approval, on an advisory basis, of the executive compensation; and for the ratification of the appointment of Kesselman & Kesselman.

What if I Abstain?

An abstention on any matter, other than the election of directors, will have the effect of a vote against the matter.

Will My Shares be Voted if I do not Return My Proxy Card and do not Attend the Annual Meeting?

If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote at the meeting as described above under “How Do I Vote?.”

If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above under “How Do I Vote?,” the bank, broker or other nominee has the authority to vote your shares on certain routine matters scheduled to come before the meeting even if it does not receive instructions from you. We encourage you to provide voting instructions. This ensures your shares will be voted at the meeting in the manner you desire.

Is Voting Confidential?

Yes. Only the inspector of elections and our employees that have been assigned the responsibility for overseeing the legal aspects of the annual meeting will have access to your proxy card. The inspector of elections will tabulate and certify the vote. Any comments written on the proxy card will remain confidential unless you ask that your name be disclosed.

What are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

Could other Matters be Decided at the Annual Meeting?

We do not know of any other matters that will be considered at the annual meeting. If any other matters arise at the annual meeting at or by the direction of the board of directors, the proxies will be voted at the discretion of the proxy holders.

What Happens if the Annual Meeting is Postponed or Adjourned?

Your proxy will still be valid and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.

Do I Need a Ticket to Attend the Annual Meeting?

Yes, you will need an admission ticket or proof of ownership of common stock to enter the annual meeting. If you are a shareholder of record, your admission ticket is the bottom half of the proxy card sent to you. If you plan to attend the annual meeting, please so indicate when you vote and bring the ticket with you to the annual meeting. If your shares are held in the name of a bank, broker or other holder of record, your admission ticket is the left side of your voting information form. If you do not bring your admission ticket, you will need proof of ownership to be admitted to the annual meeting. A recent brokerage statement or letter from a bank or broker is an example of proof of ownership. If you arrive at the annual meeting without an admission ticket, we will admit you only if we are able to verify that you are a shareholder of our company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of May 4, 2012, regarding beneficial ownership of our common stock:

•	each person who is known by us to own beneficially more than 5% of our common stock;
•	each director;
•	each of our Chief Executive Officer, our Executive Vice President, Research and Development, our Senior Vice President, Product Development, our Chief Financial Officer, our Vice President, Sales and Commercial Affairs and our Chief Operating Officer; and
•	all of our directors and executive officers collectively.

Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares of our common stock beneficially owned by each of them. For purposes of these tables, a person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from May 4, 2012 upon exercise of options, warrants and convertible securities. Each beneficial owner’s percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not those held by any other person) and that are exercisable within such 60 days from such date have been exercised. The information set forth below is based upon information obtained from the beneficial owners, upon information in our possession regarding their respective holdings and upon information filed by the holders with the SEC. The percentages of beneficial ownership are based on 91,883,910 shares of our common stock outstanding as of May 4, 2012.

The address for all directors and officers is c/o Protalix BioTherapeutics, Inc., 2 Snunit Street, Science Park, POB 455, Carmiel, Israel, 20100.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class
Board of Directors and Executive Officers
David Aviezer, Ph.D., MBA(1)	1,520,230	1.7%
Yoseph Shaaltiel, Ph.D.(2)	884,992	*
Alfred Akirov(3)	5,286,046	5.8
Amos Bar Shalev(4)	1,680	*
Zeev Bronfeld(5)	14,466,319	15.8
Yodfat Harel Buchris	—	—
Roger D. Kornberg, Ph.D.(6)	50,000	*
Eyal Sheratzky	—	—
Einat Brill Almon, Ph.D.(7)	293,980	*
Yossi Maimon(8)	165,278	*
Tzvi Palash(9)	70,000	*
Sandra E. Lauterbach(10)	90,000	*
All executive officers and directors as a group (12 persons)(11)	22,828,525	25.0
5% Holders
Biocell Ltd.(12)	14,466,319	15.8
Federated Investors Inc.(13)	8,646,942	9.5
Al-Rov (Israel) Ltd.(14)	5,286,046	5.8
Baillie Gifford & Co.(15)	4,852,882	5.3

*	less than 1%.
(1)	Consists of 1,520,230 shares of our common stock issuable upon exercise of outstanding options within 60 days of May 4, 2012. Does not include 283,334 shares of common stock issuable upon exercise of outstanding options that are not exercisable within 60 days of May 4, 2012.

(2)	Consists of 463,754 shares of our common stock held by Dr. Shaaltiel and 421,238 shares of our common stock issuable upon exercise of outstanding options within 60 days of May 4, 2012. Does not include 159,652 shares of common stock issuable upon exercise of outstanding options that are not exercisable within 60 days of May 4, 2012.
(3)	Consists of 3,600,000 shares of our common stock held by Al-Rov (Israel) Ltd., or Al-Rov Israel, and 1,686,046 shares of our common stock held by Techno-Rov Holdings (1993) Ltd., or Techno-Rov Holdings. Al-Rov Israel owns 100% of the outstanding shares of Al-Rov Technologies Holdings LTD, the holder of 80% of Techno-Rov Holdings. Mr. Akirov is the Chairman of Al-Rov Israel and the Chief Executive Officer of Techno-Rov Holdings and has the power to control their respective investment decisions. Mr. Akirov disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.
(4)	Mr. Bar Shalev is a director of Techno-Rov Holdings.
(5)	Consists of 14,466,319 shares of our common stock held by Biocell Ltd. Mr. Bronfeld is a director and Chief Executive Officer of Biocell. Mr. Bronfeld disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.
(6)	Consists of 50,000 shares of our common stock issuable upon exercise of outstanding options within 60 days of May 4, 2012.
(7)	Consists of 293,980 shares of our common stock issuable upon exercise of outstanding options within 60 days of May 4, 2012. Does not include 147,292 shares of common stock issuable upon exercise of outstanding options that are not exercisable within 60 days of May 4, 2012.
(8)	Consists of 165,278 shares of our common stock issuable upon exercise of outstanding options within 60 days of May 4, 2012. Does not include 139,722 shares of common stock issuable upon exercise of outstanding options that are not exercisable within 60 days of May 4, 2012.
(9)	Consists of 70,000 shares of our common stock issuable upon exercise of outstanding options within 60 days of May 4, 2012. Does not include 90,000 shares of common stock issuable upon exercise of outstanding options that are not exercisable within 60 days of May 4, 2012.
(10)	Consists of 90,000 shares of our common stock issuable upon exercise of outstanding options within 60 days of May 4, 2012. Does not include 70,000 shares of common stock issuable upon exercise of outstanding options that are not exercisable within 60 days of May 4, 2012.
(11)	Consists of 20,217,799 outstanding shares of our common stock and 2,610,726 shares of our common stock issuable upon exercise of outstanding options within 60 days of May 4, 2012. Does not include 890,000 shares of common stock issuable upon exercise of outstanding options that are not exercisable within 60 days of May 4, 2012.
(12)	The address is Moshe Aviv Tower, 7 Jabotinsky Street, Ramat Gan, Israel. Biocell Ltd.’s investment and voting decisions are made collectively by its board of directors.
(13)	Based solely on a Schedule 13G/A filed by Federated Investors Inc. on February 10, 2012.
(14)	The address is Alrov Tower, 46 Rothschild Blvd., Tel Aviv, Israel 66883. Consists of 3,600,000 shares of our common stock held by Al-Rov Israel directly and 1,686,046 shares of our common stock held by Techno-Rov Holdings. Al-Rov Israel owns 100% of the outstanding shares of Al-Rov Technologies Holdings LTD, the holder of 80% of Techno-Rov Holdings. Mr. Akirov is the Chairman of Al-Rov Israel and the Chief Executive Officer of Techno-Rov Holdings and has the power to control their respective investment decisions.
(15)	Based solely on a Schedule 13G/A filed by Baillie Gifford & Co. on January 17, 2012. According to Baillie Gifford & Co., it has sole dispositive power over 4,852,882 shares of common stock and sole voting power over 2,305,339 shares of common stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires our directors, executive officers and holders of more than 10% of our common stock to file with the SEC reports regarding their ownership and changes in ownership of our equity securities. We believe that all Section 16 filings requirements were met by our officers and directors during 2011. In making this statement, we have relied solely upon examination of the copies of Forms 3, 4 and 5, Schedule 13s and written representations of our former and current directors, officers and 10% shareholders.

PROPOSAL 1: ELECTION OF DIRECTORS

At the annual meeting, our shareholders will be asked to elect eight directors for a one-year term expiring at the next annual meeting of shareholders. Each director will hold office until his or her successor has been elected and qualified or until the director’s earlier resignation or removal.

Our Board of Directors recommends that the persons named below be elected as directors of our company and it is intended that the accompanying proxy will be voted for their election as directors, unless the proxy contains contrary instructions. Shares of common stock represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for any individual nominee or for all nominees will be voted (unless one or more nominees are unable to serve) for the election of the nominees named below. The Board of Directors knows of no reason why any such nominee should be unable or unwilling to serve, but if such should be the case, proxies will be voted for the election of some other person or the size of the Board of Directors will be fixed at a lower number.

Each of the nominees currently serves as a member of our Board of Directors. The directors are elected by a plurality of the votes cast by the shareholders present or represented by proxy and entitled to vote at the annual meeting.

Nominees for Election to the Board of Directors

The names of the nominees for election to the Board of Directors and certain information about such nominees are set forth below. For information concerning the number of shares of common stock beneficially owned by each nominee, see “Security Ownership of Certain Beneficial Owners and Management” above.

Name	Age	Position
Zeev Bronfeld	60	Interim Chairman of the Board
David Aviezer, Ph.D., MBA	46	Director, President and Chief Executive Officer
Yoseph Shaaltiel, Ph.D.	59	Director and Executive VP, Research and Development
Alfred Akirov	70	Director
Amos Bar Shalev	58	Director
Yodfat Harel Buchris	39	Director
Roger D. Kornberg, Ph.D.	65	Director
Eyal Sheratzky	42	Director

Zeev Bronfeld.  Mr. Bronfeld has served as a director of Protalix Ltd. since 1996 and as our director since December 31, 2006. Mr. Bronfeld brings to us vast experience in management and value building of biotechnology companies. Mr. Bronfeld is an experienced businessman who is involved in a number of biotechnology companies. He is a co-founder of Biocell Ltd. (TASE:BCEL), an Israeli publicly traded holding company specializing in biotechnology companies and has served as its Chief Executive Officer since 1986. Mr. Bronfeld currently serves as a director of Biocell Ltd., D. Medical Industries Ltd. (NASDAQ:DMED, TASE:DMDC), Biomedix Incubator Ltd. (TASE:BMDX), D.N.A. Biomedical Solutions Ltd. (TASE:DNA), Gefen Biomed Investments Ltd. (TASE:GEFEN) and Nasvax Ltd. (TASE:NSVX), all of which are public companies traded on the TASE (except D. Medical which is dual-listed on the TASE and the Nasdaq Stock Market LLC). Mr. Bronfeld is also a director of each of the following privately-held companies: Ecocycle Israel Ltd., Contipi Ltd., Spring Health Solutions Ltd., G-Sense Ltd., L.N. Innovative Technologies, A.T.I Ashkelon Industries Information Technologies Ltd., The Trendlines Group, MOFET B’Yehuda —  Industrial Research & Development in Judea Ltd., Incubator for Management of Technological Entrepreneurship Misgav Ltd., A.Y.M.B. Holdings and Investments Ltd., Spring-Set Health Solutions Ltd., TransBiodiesel Ltd., Nanutra Ltd., Entera Bio Ltd., Incubator for Management of Technological Entrepreneurship Misgave Ltd., M.B.R.T. Development and Investments Ltd., Macrocure Ltd., Nanothera Ltd., Spearhead Investment Ltd. and Stimatix G.I. Ltd. Mr. Bronfeld received a B.A. in Economics from the Hebrew University in 1975. We believe Mr. Bronfeld’s qualifications to serve on our Board of Directors include his years of experience in the management of private and public Israeli companies, including life science companies.

David Aviezer, Ph.D., MBA.  Dr. Aviezer has served as Chief Executive Officer of Protalix Ltd. since 2002 and its director since 2005 and as our director since December 31, 2006. On December 31, 2006, he became our President and Chief Executive Officer. Dr. Aviezer has over 15 years of experience in biotechnology management, advancing products from early-stage research up to their regulatory approval and commercialization. Prior to joining Protalix Ltd., from 1996 to 2002, he served as General Manager of ProChon Biotech Ltd., an Israeli company focused on orthopedic disorders. Previously, Dr. Aviezer was a visiting scientist at the Medical Research Division of American Cyanamid, a subsidiary of Wyeth which was subsequently acquired by Pfizer (NYSE:PFE), in New York. Since 1996, Dr. Aviezer has served as an Adjunct Lecturer at Bar Ilan University. Dr. Aviezer is the recipient of the Clore Foundation Award and the J.F. Kennedy Scientific Award. He holds a Ph.D. in Molecular Biology and Biochemistry from the Weizmann Institute of Science, an MBA from the Bar Ilan University Business School, an M.Sc. in Biology from the Weizmann Institute of Science and a B.Sc. in Biology from Bar Ilan University. We believe Dr. Aviezer’s qualifications to serve on our Board of Directors include his position as our President and Chief Executive Officer as well as his previous experience in the management of biotechnology companies.

Yoseph Shaaltiel, Ph.D.  Dr. Shaaltiel founded Protalix Ltd. in 1993 and has served as a member of our Board of Directors and as our Vice President, Research and Development since December 31, 2006. Prior to establishing Protalix Ltd., from 1988 to 1993, Dr. Shaaltiel was a Research Associate at the MIGAL Technological Center. He also served as Deputy Head of the Biology Department of the Biological and Chemical Center of the Israeli Defense Forces and as a Biochemist at Makor Chemicals Ltd. Dr. Shaaltiel was a Postdoctoral Fellow at the University of California at Berkeley and at Rutgers University in New Jersey. He has co-authored over 40 articles and abstracts on plant biochemistry and holds seven patents. Dr. Shaaltiel received his Ph.D. in Plant Biochemistry from the Weizmann Institute of Science, an M.Sc. in Biochemistry from the Hebrew University and a B.Sc. in Biology from the Ben Gurion University. We believe Dr. Shaaltiel’s qualifications to serve on our Board of Directors include his role in founding our company and his continued role in the management of our company.

Alfred Akirov.  Mr. Akirov has served as our director since January 2008. Mr. Akirov is the founder, chairman of the Board of Directors and chief executive officer of Alrov (Israel) Ltd. (TASE: ALRO), or Alrov Israel, an Israeli publicly-traded company listed on the TASE. Mr. Akirov founded Alrov Israel in 1978 and it is currently one of Israel’s largest real-estate companies. Alrov Israel holds shares of our company directly and indirectly through its subsidiary, Techno-Rov Holdings (1993) Ltd., of which Alrov Israel owns 80% of the outstanding capital stock. Mr. Akirov serves in different capacities, including chairman, chief executive officer and director, for a number of private companies in Alrov Israel’s subsidiaries and the Techno-Rov portfolios. We believe Mr. Akirov’s qualifications to serve on our Board of Directors include his years of experience in the management of Israeli businesses.

Amos Bar Shalev.  Mr. Bar Shalev has served as our director since July 2008. Mr. Bar Shalev served as a director of Protalix Ltd. from 2005 through January 31, 2008, and as our director from December 31, 2006 through January 31, 2008. Mr. Bar Shalev was not nominated for reelection at our annual meeting of shareholders on January 31, 2008. On July 14, 2008, our Board of Directors appointed Mr. Bar Shalev to serve on the board, at which time he was reappointed to the board of directors of Protalix Ltd. as well. Mr. Bar Shalev brings to us extensive experience in managing technology companies. Currently, Mr. Bar Shalev serves as a director of Technorov Holdings (1993) Ltd. and manages its portfolio. In addition, he has served on the board of directors of Aposense Ltd. (TASE: APOS), an Israeli publicly-traded company listed on the TASE, since 2011, and Highcon Systems Ltd., a privately-held Israeli company, since 2010. From 1997 through 2004, he was a Managing Director of TDA Capital Partners, a management company of the TGF (Templeton Tadiran) Fund. From 2004 through 2007, he was the President of Win Buyer Ltd. He has served on the board of directors of many other companies, including, among others, NESS Ltd. (acquired by BioNess Inc.), Idanit (acquired by Scitex Corporation Ltd.), Objet Geometrix, Verisity, Scitex Vision (acquired by Hewlett Packard), Golden Wings Investment Company Ltd., the venture capital fund of the Israeli Air Force Veterans Business Club, Win Buyer Ltd. and Sun Light Ltd. He received his B.Sc. in Electrical Engineering from the Technion, Israel in 1978 and M.B.A. from the Tel Aviv University in 1981. He holds the highest award from the Israeli Air Force for technological achievements. We believe Mr. Bar Shalev’s qualifications to serve on our Board of Directors include his years of experience in the management of Israeli businesses.

Yodfat Harel Buchris.  Mrs. Harel Buchris has served as our director since June 2007. Since 2006, Mrs. Harel Buchris has been a Managing Director of Tamares Capital Ltd., a private investment group with interests in real estate, technology, manufacturing, leisure and media. At Tamares Capital, Mrs. Harel Buchris serves as the Business Development Director and the head of the Israel office. Prior to joining Tamares Capital, from 2004 to 2006, she was the Head of the Medical Desk of Orbotech, Ltd. (NASDAQ:ORBK), a company providing high-tech inspection and imaging solutions for bare printed circuit board (PCB), flat panel display (FPD) and PCB assembly manufacturing worldwide. Prior to that, from 1994 to 2003, she was a Managing Director of Harel-Hertz Investment House Ltd., a business investment company with offices in Tel Aviv, Israel and Tokyo, Japan. In 2002, Harel-Hertz Investment House became the Israeli representative office for ITX Corporation, a publicly-traded company in Japan. Mrs. Harel Buchris currently serves on the board of directors of Tamares Capital, Tamares Hotels, Tamares Telecom, N-Trig Ltd. and Se-Cure Pharmaceuticals Ltd. Mrs. Harel Buchris holds a B.A. in Communications and Political Science from Bar Ilan University and an executive M.B.A. from Bradford University, Great Britain. She has also completed programs in Directors’ Studies and Advanced Advertising and Marketing at the Israel Management Center. We believe Mrs. Harel Buchris’ qualifications to serve on our Board of Directors include her experience in the management of Israeli and other businesses.

Roger D. Kornberg, Ph.D.  Professor Kornberg has served as our director since February 2008. He has served as a director of Teva Pharmaceutical Industries Ltd. (NASDAQ:TEVA, TASE:TEVA), or Teva, since 2007. Professor Kornberg is a member of the U.S. National Academy of Sciences and the Winzer Professor of Medicine in the Department of Structural Biology at Stanford University, Stanford, California. He has been a member of the faculty of Stanford University since 1972. Prior to that, he was a professor at Harvard Medical School. Professor Kornberg is a renowned biochemist and in 2006 he was awarded the Nobel Prize in Chemistry in recognition for his studies of the molecular basis of eukaryotic transcription, the process by which DNA is copied to RNA. Professor Kornberg is also the recipient of several awards, including the 2001 Welch Prize, the highest award granted in the field of chemistry in the United States, and the 2002 Leopold Mayer Prize, the highest award granted in the field of biomedical sciences from the French Academy of Sciences. He received his B.S. in Chemistry from Harvard University in 1967 and his Ph.D. in Chemistry from Stanford University in 1972. He holds honorary degrees from universities in Europe and Israel, including the Hebrew University in Jerusalem, where he currently is a visiting professor. We believe Professor Kornberg’s qualifications to serve on our Board of Directors include his expertise in chemistry and medicine and his experience in the academic arena.

Eyal Sheratzky.  Mr. Sheratzky has served as a director of Protalix Ltd. since 2005 and as our director since December 31, 2006. Mr. Sheratzky has served as a director of Ituran Location & Control (NASDAQ:ITRN), a publicly-traded company listed on the Nasdaq, since 1995 and as a Co-Chief Executive Officer since 2003. Prior to such date, he served as an alternate Chief Executive Officer of Ituran from 2002 through 2003 and as Vice President of Business Development from 1999 through 2002. Mr. Sheratzky serves as a director of Moked Ituran Ltd. and certain of Ituran’s other subsidiaries. Mr. Sheratzky also serves as a director of D. Medical Industries Ltd. (NASDAQ:DMED, TASE:DMDC), as well as of Nilimedix Ltd., its subsidiary. From 1994 to 1999 he served as the Chief Executive Officer of Moked Services, Information and Investments Ltd. and as legal advisor to several of Ituran’s affiliated companies. Mr. Sheratzky holds LL.B and LL.M degrees from Tel Aviv University School of Law and an Executive M.B.A. degree from Kellogg School of Management at Northwestern University. We believe Mr. Sheratzky’s qualifications to serve on our Board of Directors include his years of experience in the management of Israeli public and private businesses.

Independent Directors

We believe a majority of the members of our Board of Directors are independent from management. When making determinations from time to time regarding independence, the Board of Directors will reference the listing standards adopted by the NYSE Amex as well as the independence standards set forth in the Sarbanes-Oxley Act of 2002, and the rules and regulations promulgated by the SEC under the Exchange Act. In particular, our Audit Committee periodically evaluates and reports to the Board of Directors on the independence of each member of the Board. We anticipate our Audit Committee will analyze whether a director is independent by evaluating, among other factors, the following:

•	Whether the member of the Board of Directors has any material relationship with us, either directly, or as a partner, shareholder or officer of an organization that has a relationship with us;
•	Whether the member of the Board of Directors is a current employee of our company or any of our subsidiaries, or was an employee of our company or any of our subsidiaries within three years preceding the date of determination;
•	Whether the member of the Board of Directors is, or in the three years preceding the date of determination has been, affiliated with or employed by (i) a present internal or external auditor of our company or any affiliate of such auditor or (ii) any former internal or external auditor of our company or any affiliate of such auditor, which performed services for us within three years preceding the date of determination;
•	Whether the member of the Board of Directors is, or in the three years preceding the date of determination has been, part of an interlocking directorate, in which any of our executive officers serve on the Compensation Committee of another company that concurrently employs the member as an executive officer;
•	Whether the member of the Board of Directors receives any compensation from us, other than fees or compensation for service as a member of the Board of Directors and any committee of the Board of Directors and reimbursement for reasonable expenses incurred in connection with such service and for reasonable educational expenses associated with Board of Directors or committee membership matters;
•	Whether an immediate family member of the member of the Board of Directors is a current executive officer of our company or was an executive officer of our company within three years preceding the date of determination;
•	Whether an immediate family member of the member of the Board of Directors is, or in the three years preceding the date of determination has been, affiliated with or employed in a professional capacity by (i) a present internal or external auditor of ours or any of our affiliates or (ii) any former internal or external auditor of our company or any affiliate of ours which performed services for us within three years preceding the date of determination; and
•	Whether an immediate family member of the member of the Board of Directors is, or in the three years preceding the date of determination has been, part of an interlocking directorate, in which any of our executive officers serve on the Compensation Committee of another company that concurrently employs the immediate family member of the member of the Board of Directors as an executive officer.

The above list is not exhaustive and we anticipate that the Audit Committee will consider all other factors which could assist it in its determination that a director will have no material relationship with us that could compromise that director’s independence.

Under these standards, our Board of Directors has determined that Messrs. Akirov and Bar Shalev and Mrs. Harel Buchris are considered “independent” pursuant to the rules of the NYSE Amex and Section 10A(m)(3) of the Exchange. In addition, our Board of Directors has determined that at least two of these directors are able to read and understand fundamental financial statements and have substantial business experience that results in their financial sophistication, qualifying them for membership on any audit committee we form. Our Board of Directors has also determined that Messrs. Akirov, Bar Shalev, Bronfeld and Sheratzky, Mrs. Harel Buchris and Dr. Kornberg are “independent” pursuant to the rules of the NYSE Amex.

The position of chairman of the board is not held by our chief executive officer at this time. The Board of Directors does not have a policy mandating the separation of these functions. We believe it is in our best interest that Mr. Bronfeld serve as the interim chairman of the board. This decision was based on Mr. Bronfeld’s experience in the healthcare industry in Israel and globally and his years of experience serving on the board of directors of many public and private companies. Our non-management directors hold formal meetings, separate from management, at least twice per year.

The Board’s Role in Risk Oversight

Our Board of Directors oversees an enterprise-wide approach to risk management, designed to support the achievement of business objectives, including organizational and strategic objectives, to improve long-term organizational performance and enhance shareholder value. The involvement of our Board of Directors in setting our business strategy is a key part of its assessment of management’s plans for risk management and its determination of what constitutes an appropriate level of risk for the company. The participation of our Board of Directors in our risk oversight process includes receiving regular reports from members of senior management on areas of material risk to our company, including operational, financial, legal and regulatory, and strategic and reputational risks. While the full board has the ultimate oversight responsibility for the risk management process, various committees of the board also have responsibility for risk management. For example, financial risks, including internal controls, are overseen by the audit committee and risks that may be implicated by our executive compensation programs are overseen by the compensation committee. Upon identification of a risk, the assigned board committee or our full Board of Directors discuss or review risk management and risk mitigation strategies. Additional review or reporting on enterprise risks is conducted as needed or as requested by our Board of Directors or a committee thereof.

Board and Committee Meetings

Our Board of Directors has an Audit Committee, Compensation Committee and Nominating Committee. The following indicates the members of each committee and provides a description of the committees’ primary functions:

Audit Committee

We require that all Audit Committee members possess the required level of financial literacy and at least one member of the Audit Committee meet the current standard of requisite financial management expertise as required by the NYSE Amex and applicable rules and regulations of the SEC. Messrs. Bar Shalev and Akirov, and Mrs. Harel Buchris have been appointed by the Board of Directors to serve on the Audit Committee until their respective successors have been duly elected.

Our Audit Committee operates under a formal charter that governs its duties and conduct. A current copy of the Audit Committee Charter is available on our website at http://www.protalix.com.

All members of the Audit Committee are independent from our executive officers and management.

Our independent registered public accounting firm reports directly to the Audit Committee.

Our Audit Committee meets with management and representatives of our registered public accounting firm prior to the filing of officers’ certifications with the SEC to receive information concerning, among other things, effectiveness of the design or operation of our internal controls over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act of 2002.

Our Audit Committee has adopted a Policy for Reporting Questionable Accounting and Auditing Practices and Policy Prohibiting Retaliation against Reporting employees to enable confidential and anonymous reporting of improper activities to the Audit Committee.

Messrs. Bar Shalev and Akirov qualify as “audit committee financial experts” under the applicable rules of the SEC. In making the determination as to these individuals’ status as audit committee financial experts, our Board of Directors determined they have accounting and related financial management expertise within the meaning of the aforementioned rules, as well as the listing standards of the NYSE Amex.

Compensation Committee

The Compensation Committee is currently comprised of Messrs. Bar Shalev and Akirov and Mrs. Harel Buchris. The Compensation Committee reviews and approves the compensation of executive officers and key employees and administers our stock incentive plan. A current copy of the Compensation Committee Charter is available on our website at http://www.protalix.com.

Nominating Committee

The Nominating Committee, currently comprised of Messrs. Bar Shalev and Akirov and Mrs. Harel Buchris, is responsible for assisting our Board of Directors in selecting nominees for election to the Board of Directors and monitoring the composition of the Board of Directors. A current copy of the Nominating Committee Charter is available on our website at http://www.protalix.com. Although our Board of Directors does not have a formal policy requiring the Nominating Committee to consider the diversity of directors in its nomination process, in considering potential new directors, the Nominating Committee will review individuals from various disciplines and backgrounds, and consider the following qualifications: broad experience in business, finance or administration; familiarity with national business matters; familiarity with our industry; independence; and prominence and reputation. The committee seeks nominees with a broad diversity of experience, professions, education, skills and backgrounds with a view to having a Board of Directors that represents a diversity of views, experiences, and backgrounds. After making such a review, the Nominating Committee submits the nomination to the full Board of Directors for approval.

The Nominating Committee will consider any nominees submitted by shareholders of record at the time of any such nomination in compliance with applicable rules of the SEC and our Amended and Restated By-Laws, or the By-Laws. The Nominating Committee will determine whether any shareholder nominee meets the qualifications for candidacy described above and in the Nominating Committee Charter. Shareholders’ nominations for election at the 2011 Annual Meeting of Shareholders must be submitted in writing to Yossi Maimon, Corporate Secretary, not less than 45 days nor more than 75 days prior to the date on which we first mailed this proxy statement. Such written notice must include the following information: (i) name, age, business address and residence address of the nominee; (ii) the principal occupation or employment of the nominee; (iii) the class and number of shares of our company beneficially owned by the nominee; and (iv) any other information relating to the nominee that would be required to be disclosed in solicitations for proxies for elections of directors pursuant to Regulation 14A of the Exchange Act. The written notice must also include the following information with respect to each shareholder delivering such notice: (i) the name and record address of such shareholder; and (ii) the class and number of shares of our company beneficially owned by the shareholder. Lastly, the written notice must include certain information relating to any derivative or hedging transactions by the shareholder delivering such notice and its Shareholder Associated Persons, as defined in our By-Laws, and other arrangements with other parties regarding our securities, as presented in detail in our By-Laws. Shareholders can mail any such recommendations, including the criteria outlined above, to Yossi Maimon, Corporate Secretary, Protalix BioTherapeutics, Inc., 2 Snunit Street, Science Park, POB 455, Carmiel, Israel 20100.

During the year ended December 31, 2011, there were eight meetings of our Board of Directors and four meetings of the Audit Committee. Neither the Compensation Committee nor the Nominating Committee held any meetings during the year ended December 31, 2011 but they each acted by unanimous written consent once during the same period. Our non-management directors hold meetings separate from management at least twice per year. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and the committees of the Board of Directors on which they served.

Under the rules of the NYSE Amex, a director of our company will only qualify as an “independent director” if, among other things, in the opinion of our Board of Directors, that person does not have a material relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board of Directors has determined that none of the non-employee directors has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of the non-employee directors is an “independent director” as defined under rules of the NYSE Amex. In addition, the Board of Directors has determined that all members of the Audit Committee meet the independence requirements set forth in Rule 10A-3 under the Exchange Act.

Contacting the Board of Directors

Shareholders who wish to communicate with the Board of Directors may do so by mailing any such communications to Yossi Maimon, Corporate Secretary, Protalix BioTherapeutics, Inc., 2 Snunit Street, Science Park, POB 455, Carmiel, Israel 20100. All communications are distributed to the Board of Directors, as appropriate, depending upon the facts and circumstances outlined in the communications received. For example, if any complaints regarding accounting and/or auditing matters are received, they may be forwarded by our Corporate Secretary to the Audit Committee for review.

Policy Governing Director Attendance at Annual Meetings of Shareholders

We have no formal policy regarding attendance by our directors at annual shareholders meetings, although we encourage such attendance and anticipate most of our directors will attend these meetings. Messrs. Bronfeld and Bar Shalev, Dr. Aviezer, Dr. Shaaltiel, and Mrs. Harel Buchris, attended our 2011 annual meeting of shareholders.

Compensation of Directors

The following table sets forth information with respect to compensation of our non-employee directors during the year ended December 31, 2011. The fees to our current directors were paid by Protalix Ltd.

Name	Fees Earned or Paid in Cash ($)	Total ($)
Current Directors
Zeev Bronfeld	33,000	33,000
Alfred Akirov	33,000	33,000
Amos Bar Shalev	50,000	50,000
Yodfat Harel	33,000	33,000
Roger D. Kornberg	33,000	33,000
Eyal Sheratzky	33,000	33,000

Our Board of Directors will review director compensation annually and adjust it according to then current market conditions and corporate governance guidelines.

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee currently consists of Messrs. Akirov and Bar Shalev and Mrs. Harel Buchris, who were appointed to the Committee during 2009. No member of our Compensation Committee or any executive officer of our company or of Protalix Ltd. has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity. No Compensation Committee member is or was an officer or employee of ours or of Protalix Ltd. Further, none of our executive officers serves on the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

MANAGEMENT

Our executive officers, their ages and positions as of May 4, 2012, are as follows:

Name	Age	Position
David Aviezer, Ph.D., MBA	46	Director, President and Chief Executive Officer
Yoseph Shaaltiel, Ph.D.	59	Director and Executive VP, Research and Development
Einat Brill Almon, Ph.D.	53	Vice President, Product Development
Yossi Maimon, CPA	42	Vice President, Chief Financial Officer, Treasurer and Secretary
Sandra L. Lauterbach	42	Vice President, Sales and Commercial Affairs
Tzvi Palash	55	Chief Operating Officer

Biographical information follows for the executive officers named in the above chart who do not also serve as our directors.

Einat Brill Almon, Ph.D.  Dr. Almon joined Protalix Ltd. in December 2004, originally as a Senior Director and later as a Vice President and then Senior Vice President, Product Development, and became our Senior Vice President, Product Development on December 31, 2006. Dr. Almon has many years of experience in the management of life science projects and companies, including biotechnology and agrobiotech, with direct experience in clinical, device and scientific software development, as well as a strong background and work experience in Intellectual Property. Prior to joining Protalix Ltd., from 2001 to 2004, she served as Director of R&D and IP of Biogenics Ltd., a company that developed an autologous platform for tissue-based protein drug delivery. Biogenics, based in Israel, is a wholly-owned subsidiary of Medgenics Inc. Dr. Almon has trained as a biotechnology patent agent at leading IP firms in Israel. Dr. Almon holds a Ph.D. and an M.Sc. in molecular biology of cancer research from the Weizmann Institute of Science, a B.Sc. from the Hebrew University and has carried out Post-Doctoral research at the Hebrew University in the area of plant molecular biology.

Yossi Maimon, CPA.  Mr. Maimon joined Protalix Ltd. on October 15, 2006 as its Chief Financial Officer and became our Vice President and Chief Financial Officer on December 31, 2006. Prior to joining Protalix, from 2002 to 2006, he served as the Chief Financial Officer of Colbar LifeScience Ltd., a biomaterial company focusing on aesthetics, where he led all of the corporate finance activities, fund raisings and legal aspects of Colbar including the sale of Colbar to Johnson and Johnson. Mr. Maimon has a B.A. in accounting from the City University of New York and an MBA from Tel Aviv University, and he is a Certified Public Accountant in the United States (New York State) and Israel.

Sandra L. Lauterbach.  Ms. Lauterbach has served as our Vice President, Sales and Commercial Affairs since December 18, 2009. Prior to joining our company, Ms. Lauterbach was the Vice President of Marketing, Endocrinology of EMD Serono, Inc., from July 2008 through July 2009. Prior to that, from August 2003 through July 2008, she served in a number of positions at Genzyme Corporation, the last position being the Senior Director, Global Marketing of Fabrazyme. Ms. Lauterbach holds a B.Sc. in Molecular Biology from the University of Wisconsin — Madison and an MBA from the University of South Florida.

Tzvi Palash.  Mr. Palash has served as Protalix Ltd.’s Chief Operating Officer since September 6, 2010. Prior to joining Protalix Ltd., from 2006 through 2010, Mr. Palash served as a General Manager of ColBar LifeScience Ltd., a biotechnology company specializing in reconstructive medicine and tissue engineering that was acquired by a division of Johnson & Johnson in 2006. In that position, Mr. Palash served as a member of the Global Aesthetic Management Team at the Consumer Group of Johnson & Johnson. Prior to that, from 2001 through 2006, Mr. Palash served as the Vice President, Operations of ColBar LifeScience, and he has served in different positions at Teva. Mr. Palash holds an M.Sc. in Biochemistry from the Hebrew University and a B.Sc. in Biology from the Tel Aviv University.

Family Relationships

There are no family relationships among directors or executive officers of our company.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that includes provisions ranging from restrictions on gifts to conflicts of interest. All of our employees and directors are bound by this Code of Business Conduct and Ethics. Violations of our Code of Business Conduct and Ethics may be reported to the Audit Committee.

The Code of Business Conduct and Ethics includes provisions applicable to all of our employees, including senior financial officers and members of our Board of Directors and is posted on our website (www.protalix.com). We intend to post amendments to or waivers from any such Code of Business Conduct and Ethics.

Compensation Discussion and Analysis

The primary goals of the Compensation Committee of our Board of Directors with respect to executive compensation are to attract and retain the most talented and dedicated executives possible, to tie annual and long-term cash and stock incentives to achievement of specified performance objectives, and to align executives’ incentives with shareholder value creation. To achieve these goals, the Compensation Committee intends to implement and maintain compensation plans that tie a portion of executives’ overall compensation to key strategic goals such as developments in our clinical path, the establishment of key strategic collaborations, the build-up of our pipeline and the strengthening of our financial position. The Compensation Committee evaluates individual executive performance with a goal of setting compensation at levels the committee believes are comparable with executives in other companies of similar size and stage of development operating in the biotechnology industry while taking into account our relative performance and our own strategic goals.

Elements of Compensation

Executive compensation consists of following elements:

Base Salary.  Base salaries for our executives are established based on the scope of their responsibilities taking into account competitive market compensation paid by other companies for similar positions. Generally, we believe that executive base salaries should be targeted near the median of the range of salaries for executives in similar positions with similar responsibilities at comparable companies. The Compensation Committee did not make any compensation decisions during 2011. The companies reviewed by the Compensation Committee in making its compensation decisions in February 2010 include, among other companies, the following:

•	Keryx Biopharmaceuticals, Inc.
•	Savient Pharmaceuticals, Inc.
•	Biomarin Pharmaceutical Inc.
•	Amicus Therapeutics, Inc.
•	Mannkind Corporation
•	Nektar Therapeutics
•	Theravance, Inc.

The Compensation Committee intends to continue reviewing and revising the peer group periodically to ensure that it continues to reflect companies similar to us in size and development stage. The Compensation Committee also reviews an executive compensation report and analysis of publicly-traded biotechnology companies prepared by a third party for additional data and other information regarding executive compensation for comparative purposes.

Base salaries are usually reviewed annually, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. The Compensation Committee has decided to delay awarding any increases in the salaries of our executive officers, or awarding any cash bonuses, until after the anticipated FDA approval of our lead product candidate. The base salaries of our named executive officers are set forth in “Employment Arrangements.”

Annual Bonus.  The Compensation Committee has the authority to award discretionary annual bonuses to our executive officers. For 2010, the Compensation Committee established a formal bonus plan for certain milestones, as described below. The discretionary annual bonus awards were intended to compensate officers for achieving financial, clinical, regulatory and operational goals and for achieving individual annual performance objectives. For any given year, the compensation objectives vary, but relate generally to strategic factors such as developments in our clinical path, the execution of a license agreement for the commercialization of product candidates, the establishment of key strategic collaborations, the build-up of our pipeline and financial factors such as capital raising. Bonuses are awarded generally based on corporate performance, with adjustments made within a range for individual performance, at the discretion of the Compensation Committee. The Compensation Committee determines, on a discretionary basis, the size of the entire bonus pool and the amount of the actual award to each named executive officer.

The Compensation Committee selects, in its discretion, the executive officers of our company or our subsidiary who are eligible to receive bonuses for any given year. Any bonus granted by the Compensation Committee will generally be paid in the first quarter of the year, unless such bonus was, by its terms, made payable upon the achievement of a specific milestone. The Compensation Committee has not fixed a minimum or maximum award for any executive officer’s annual discretionary bonus, unless specified in the officer’s employment agreement.

Each of our executive officers is eligible for a discretionary annual bonus under his or her employment agreement. The Compensation Committee determined the discretionary annual bonus to be paid to our executive officers for performance in 2009 and 2010. The Compensation Committee has not fixed a minimum or a maximum amount for any officer’s annual discretionary bonus, nor is any executive officer entitled to a minimum or maximum bonus amount under his or her employment agreement.

On February 25, 2010, our Board of Directors, acting upon the resolution of a majority of our independent directors, decided to pay bonuses to our executive officers and other employees in two tranches. The aggregate amount of all of the bonuses awarded or reserved for award by the Board of Directors pursuant to the resolution was approximately $2.6 million. The first tranche of bonus payments awarded in February 2010 to our named executive officers and other employees was for approximately $1.1 million in the aggregate. These bonuses were made on a discretionary basis to acknowledge and compensate our executive officers for their contributions towards the completion of our phase III clinical trial of our lead product candidate, taliglucerase alfa, the upgrade of our manufacturing facility during the years 2008 and 2009, and specifically with the execution of the license and supply agreement with Pfizer relating to taliglucerase alfa. The decision to grant the awards constituting the first tranche of bonuses in 2010 was not based on any predetermined goal set for any named executive officer. However, in making this compensation decision, the Compensation Committee took into account the Board of Directors’ decision to refrain from awarding bonuses to our executive officers and others in 2009 due to the general market conditions and our cash balance at that time. Of the approximately $1.1 million made available for the first tranche of the bonuses, our Board of Directors awarded Dr. Aviezer $500,000; Dr. Shaaltiel $160,000; Dr. Brill Almon $160,000; and Mr. Maimon $160,000. These bonus payments were made in March 2010.

The remaining $1.5 million approved by our Board of Directors in February 2010 was reserved for future payment to our named executive officers and other employees. The second tranche of bonus payments will generally become payable upon the achievement of the milestones described in the following tables, if at all:

First shipment of taliglucerase alfa

Named Executive Officer	Anticipated Bonus Amount
David Aviezer, Ph.D., MBA	—
Yoseph Shaaltiel, Ph.D.	$100,000
Einat Brill Almon, Ph.D.	$20,000
Yossi Maimon	$20,000
Total	$140,000

Approval of taliglucerase alfa by the FDA

Named Executive Officer	Anticipated Bonus Amount
David Aviezer, Ph.D., MBA	$400,000
Yoseph Shaaltiel, Ph.D.	$140,000
Einat Brill Almon, Ph.D.	$140,000
Yossi Maimon	$140,000
Total	$820,000

The first shipment of taliglucerase alfa was made in 2010 and bonuses were paid accordingly. Other than the achievement of the corporate milestones set forth above, the anticipated amounts allocated to each executive officer were not based upon any predetermined goals with respect to any individual named executive officer. Further, no individual goals have been communicated to any individual named executive officer with respect to the eventual payment of the bonuses. The remaining approximately $500,000 was allocated to other employees, subject to the same criteria.

Options.  Our 2006 Stock Option Plan authorizes us to grant options to purchase shares of common stock to our employees, directors and consultants. Our Compensation Committee is the administrator of the stock option plan. Stock option grants are generally made at the commencement of employment and following a significant change in job responsibilities or to meet other special retention or performance objectives. The Compensation Committee reviews and approves stock option awards to executive officers based upon a review of competitive compensation data, its assessment of individual performance, a review of each executive’s existing long-term incentives, and retention considerations. The exercise price of stock options granted under our 2006 Stock Incentive Plan must be equal to at least 100% of the fair market value of our common stock on the date of grant; however, in certain circumstances, grants may be made at a lower price to Israeli grantees who are residents of the State of Israel. We have not awarded stock options to any of our executive officers since February 2010, except in connection with the hiring of our Chief Operating Officer and our Vice President, Human Resources.

Severance and Change in Control Benefits.  Pursuant to the employment agreements entered into with each of our executive officers based in Israel, the executive officer is entitled to be insured by Protalix Ltd. under a Manager’s Policy in lieu of severance. The intention of such Manager’s Policies is to provide the Israel-based officers with severance protection of one month’s salary for each year of employment. In addition, stock option agreements with each of our named executive officers, as amended, provide that all of the outstanding options of each Named Executive Officer are subject to accelerated vesting immediately upon a change in control of our company.

Other Compensation.  Consistent with our compensation philosophy, we intend to continue to maintain our current benefits for our executive officers; however, the Compensation Committee in its discretion may revise, amend, or add to the officer’s executive benefits if it deems it advisable. As an additional benefit to all of our Israel-based Named Executive Officers and for most of our employees, we generally contribute to certain funds amounts equaling a total of approximately 15% of their gross salaries for certain pension and other savings plans for the benefit of the Named Executive Officers. In addition, in accordance with customary practice in Israel, our Israel-based executives’ agreements require us to contribute towards their vocational studies, and to provide annual recreational allowances, a company car and a company phone. We believe these benefits are currently equivalent with median competitive levels for comparable companies.

Executive Compensation.  We refer to the “Summary Compensation Table” set forth in Section 11 of the Annual Report on Form 10-K for information regarding the compensation earned during the fiscal year ended December 31, 2011 by: our President and Chief Executive Officer, our Executive Vice President, Research and Development, our Senior Vice P resident, Product Development, our Vice President and Chief Financial Officer and our Chief Operation Officer, who we refer to collectively as the “Named Executive Officers.”

The Compensation Committee is currently in the process of reviewing all the compensation elements of the named executive officers and of other members of the management team, and updating the peer companies. The Compensation Committee expects to adopt new benefits plans prior to the anticipated FDA approval of taliglucerase alfa, if at all, which plans will likely be subject to the FDA’s approval of taliglucerase alfa on or about the upcoming May 1, 2012 action date. Any new bonus plan is expected to be based on our achievement of one or more major milestones.

Compensation Committee Report

The above report of the Compensation Committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing by us under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth below with our management. Based on this review and discussion, the Compensation Committee has recommended to our Board of Directors that the Compensation Discussion and Analysis be included in our Annual Report on Form 10-K and our annual proxy statement on Schedule 14A.

Respectfully submitted on February 27, 2012, by the members of the Compensation Committee of the Board of Directors.

Yodfat Harel Buchris
Alfred Akirov
Amos Bar Shalev

Summary Compensation Table

The following table sets forth a summary for the fiscal years ended December 31, 2011, 2010 and 2009, respectively, of the cash and non-cash compensation awarded, paid or accrued by us or Protalix Ltd. to each of our President and Chief Executive Officer, our Executive Vice President, Research and Development, our Senior Vice P resident, Product Development, our Vice President and Chief Financial Officer and our Vice President and Chief Operating Officer, who we refer to collectively as the “Named Executive Officers.” There were no restricted stock awards, long-term incentive plan payouts or other compensation paid during fiscal years 2011, 2010 and 2009 by us or Protalix Ltd. to the Named Executive Officers, except as set forth below. All of the Named Executive Officers are employees of our subsidiary, Protalix Ltd. All currency amounts are expressed in U.S. dollars.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Award(s) ($)	All Other Compensation ($)(1)	Total ($)
David Aviezer, Ph.D., MBA President and Chief Executive Officer	2011	531,608	—	53,578	113,971	699,157
	2010	508,868	—	145,537	107,972	762,377
	2009	427,970	500,000	529,951	62,167	1,520,088
Yoseph Shaaltiel, Ph.D. Executive Vice President, Research and Development	2011	305,280	—	27,830	80,063	413,173
	2010	292,095	100,000	70,286	76,491	538,872
	2009	196,271	160,000	225,336	37,981	619,588
Einat Brill Almon, Ph.D. Senior Vice President, Product Development	2011	263,357	—	32,557	71,074	366,988
	2010	251,940	20,000	97,007	66,591	435,538
	2009	172,210	160,000	283,388	36,927	652,525
Yossi Maimon, CPA Vice President, Chief Financial Officer	2011	286,220	—	18,304	69,290	373,814
	2010	268,154	20,000	63,175	68,156	419,485
	2009	186,478	160,000	253,030	41,051	640,559
Tzvi Palash(2) Chief Operating Officer	2011	233,452	—	339,011	76,490	648,953
	2010	71,956		207,075	24,094	303,125

(1)	Includes employer contributions to pension and/or insurance plans and other miscellaneous payments.
(2)	Mr. Palash joined our company in September 2010.

No awards were granted to any Named Executive Officer during 2011.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information with respect to the Named Executive Officers concerning equity awards as of December 31, 2011.

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date
David Aviezer	326,267		—	0.120	12/8/2013
	977,297		—	0.972	9/10/2016
	533,332		66,668	5.00	2/7/2018
	100,000		—	2.65	2/25/2019
			250,000	6.90	2/25/2020
Yoseph Shaaltiel	122,162	(1)	—	0.001	6/30/2016
	234,424		29,304	5.00	2/7/2018
	50,000		—	2.65	2/25/2019
			145,000	6.90	2/25/2020
Einat Brill Almon	116,848		—	0.972	8/13/2016
	276,688		34,584	5.00	2/7/2018
	50,000		—	2.65	2/25/2019
			130,000	6.90	2/25/2020
Yossi Maimon	75,964		—	0.972	9/19/2016
	155,556		19,444	5.00	2/7/2018
	50,000		—	2.65	2/25/2019
			130,000	6.90	2/25/2020
Tzvi Palash	50,000		110,000	7.55	8/29/2020

(1)	Pursuant to a divorce settlement, Dr. Shaaltiel is required to transfer 50% of these options to his former spouse.

There were no option exercises by, or vesting of stock awards of, any Named Executive Officer during the year ended December 31, 2011.

Potential Payments upon Termination or Change-in-Control

Each of our Named Executive Officers is entitled to be insured by Protalix Ltd. under a Manager’s Policy in lieu of severance upon termination. The intention of such Manager’s Policies is to provide the Israel-based officers with severance protection of one month’s salary for each year of employment. We do not provide any change in control benefits to our Named Executive Officers except that their stock option agreements, as amended, provide that all of the outstanding options of each Named Executive Officer are subject to accelerated vesting immediately upon a change in control of our company, as defined in our 2006 Stock Incentive Plan. Since as of December 31, 2011, all of the options that were not fully-vested on such date had an exercise price that was higher than the closing price on December 31, 2011, the value of the acceleration of the stock options held by each of Dr. Aviezer, Dr. Shaaltiel, Dr. Brill Almon, Mr. Maimon and Mr. Palash would be zero had we experienced a change of control on that date.

Employment Arrangements

David Aviezer, Ph.D., MBA.  Dr. Aviezer originally served as Protalix Ltd.’s Chief Executive Officer on a consultancy basis pursuant to a Consulting Services Agreement between Protalix Ltd. and Agenda Biotechnology Ltd., a company wholly-owned by Dr. Aviezer. On September 11, 2006, Protalix Ltd. entered into an employment agreement with Dr. Aviezer pursuant to which he agreed to be employed as Protalix Ltd.’s President and Chief Executive Officer, which agreement supersedes the Consultancy Services Agreement. Dr. Aviezer currently serves as our President and Chief Executive Officer. Dr. Aviezer’s current monthly base salary is NIS 148,000 (approximately $38,955) and he is entitled to an annual bonus at the Board’s discretion. The monthly salary is subject to cost of living adjustments from time to time. Dr. Aviezer is eligible to receive a substantial bonus in the event of certain public offerings or acquisition transactions, which bonus shall be at the discretion of the Board, and certain specified bonuses if Protalix achieves certain specified milestones. In connection with the employment agreement, in addition to other options already held by Dr. Aviezer granted to Dr. Aviezer options to purchase 16,000 ordinary shares of Protalix Ltd. at an exercise price equal to $59.40 per share, which we assumed as options to purchase 977,297 shares of our common stock at $0.97 per share. Such options vest quarterly retroactively from June 1, 2006, over a four-year period. In addition, in 2008 we granted to Dr. Aviezer an option to purchase 600,000 shares of our common stock at an exercise price equal to $5.00 per share. The option vests variably over a five-year period that commenced on January 1, 2008. In 2009, we granted Dr. Aviezer an option to purchase 100,000 shares of our common stock at an exercise price equal to $2.65 per share. As of December 31, 2009, all of those options had fully vested. In 2010, we granted Dr. Aviezer an option to purchase 250,000 shares of our common stock at an exercise price equal to $6.90 per share, which option vests quarterly over a three-year period commencing upon FDA approval of taliglucerase alfa. Dr. Aviezer’s employment agreement is terminable by either party on 90 days’ written notice for any reason and we may terminate the agreement for cause without notice. Dr. Aviezer is entitled to be insured by Protalix Ltd. under a Manager’s Policy in lieu of severance, company contributions towards vocational studies, annual recreational allowances, a company car and a company phone. Dr. Aviezer is entitled to 26 working days of vacation. All stock options that have not vested as of the date of termination shall be deemed to have been forfeited.

Yoseph Shaaltiel, Ph.D.  Dr. Shaaltiel founded Protalix Ltd. in 1993 and currently serves as our Executive Vice President, Research and Development. Dr. Shaaltiel entered into an employment agreement with Protalix Ltd. on September 1, 2001. Pursuant to the employment agreement, his current monthly base salary is NIS 85,000 (approximately $22,374) per month. The employment agreement is terminable by Protalix Ltd. on 90 days’ written notice for any reason and we may terminate the agreement for cause without notice. In 2008 we granted to Dr. Shaaltiel an option to purchase 263,728 shares of our common stock at an exercise price equal to $5.00 per share. The option vests variably over a five-year period that commenced on January 1, 2008. In 2009, we granted Dr. Shaaltiel an option to purchase 50,000 shares of our common stock at an exercise price equal to $2.65 per share. As of December 31, 2009, all of those options had fully vested. In 2010, we granted Dr. Shaaltiel an option to purchase 145,000 shares of our common stock at an exercise price equal to $6.90 per share, which option vests quarterly over a three-year period commencing upon FDA approval of taliglucerase alfa. Dr. Shaaltiel is entitled to be insured by Protalix Ltd. under a Manager’s Policy in lieu of severance, company contributions towards vocational studies, annual recreational allowances, a company car and a company phone. Dr. Shaaltiel is entitled to 33 working days of vacation.

Einat Brill Almon, Ph.D.  Dr. Brill Almon joined Protalix Ltd. on December 19, 2004 as its Vice President, Product Development, pursuant to an employment agreement effective on December 19, 2004 by and between Protalix Ltd. and Dr. Brill Almon, and currently serves as our Senior Vice President, Product Development. Pursuant to the employment agreement, her current monthly base salary is NIS 73,500 per month (approximately $19,346). She is also entitled to certain specified bonuses in the event that Protalix achieves certain specified clinical development milestones within specified timelines. In connection with the employment agreement, Protalix agreed to grant to Dr. Brill Almon options to purchase 7,919 ordinary shares of Protalix Ltd. at exercise prices equal to $24.36 and $59.40 per share, which we assumed as options to purchase 483,701 shares of our common stock at $0.40 and $0.97 per share. The options vest over four years. In addition, in 2008 we granted to Dr. Brill Almon an option to purchase 311,272 shares of our common stock at an exercise price equal to $5.00 per share. The option vests variably over a five-year period that commenced on January 1, 2008. In 2009, we granted to Dr. Brill Almon an option to purchase 50,000 shares of our common stock at an exercise price equal to $2.65 per share. As of December 31, 2009, all of those options had fully vested. In 2010, we granted Dr. Almon an option to purchase 130,000 shares of our common stock at an exercise price equal to $6.90 per share, which option vests quarterly over a three-year period commencing upon FDA approval of taliglucerase alfa, if at all. The employment agreement is terminable by either party on 60 days’ written notice for any reason and we may terminate the agreement for cause without notice. Dr. Brill Almon is entitled to be insured by Protalix Ltd. under a Manager’s Policy in lieu of severance, company contributions towards vocational studies, annual recreational allowances, a company car and a company phone at up to NIS 1,000 per month. Dr. Brill Almon is entitled to 28 working days of vacation. All stock options that have not vested as of the date of termination shall be deemed to have been forfeited.

Yossi Maimon, CPA.  Mr. Maimon joined Protalix Ltd. as its Chief Financial Officer pursuant to an employment agreement effective as of October 15, 2006 by and between Protalix Ltd. and Mr. Maimon and currently serves as our Chief Financial Officer. Pursuant to the employment agreement, his current monthly base salary is NIS 73,500 (approximately $19,346) and Mr. Maimon is entitled to an annual discretionary bonus and additional discretionary bonuses in the event Protalix achieves significant financial milestones, subject to the Board’s sole discretion. The monthly salary is subject to cost of living adjustments from time to time. In connection with the employment agreement, Protalix agreed to grant to Mr. Maimon options to purchase 10,150 ordinary shares of Protalix Ltd. at an exercise price equal to $59.40 per share, which we assumed as options to purchase 619,972 shares of our common stock at $0.97 per share. The first 25% of such options shall vest on the first anniversary of the grant date and the remainder shall vest quarterly in 12 equal increments. In addition, in 2008 we granted to Mr. Maimon an option to purchase 175,000 shares of our common stock at an exercise price equal to $5.00 per share. The option vests variably over a five-year period that commenced on January 1, 2008. In 2009, we granted to Mr. Maimon an option to purchase 50,000 shares of our common stock at an exercise price equal to $2.65 per share. As of December 31, 2009, all of those options had fully vested. In 2010, we granted Mr. Maimon an option to purchase 130,000 shares of our common stock at an exercise price equal to $6.90 per share, which option vests quarterly over a three-year period commencing upon FDA approval of taliglucerase alfa. The employment agreement is terminable by either party on 60 days’ written notice for any reason and we may terminate the agreement for cause without notice. Mr. Maimon is entitled to be insured by Protalix Ltd. under a Manager’s Policy in lieu of severance, company contributions towards vocational studies, annual recreational allowances, a company car and a company phone. Mr. Maimon is entitled to 28 working days of vacation. All stock options that have not vested as of the date of termination shall be deemed to have been forfeited.

Tzvi Palash.  Mr. Palash joined Protalix Ltd. as its Chief Operating Officer pursuant to an employment agreement effective September 6, 2010 and currently serves as our Chief Operating Officer. Pursuant to the employment agreement, Mr. Palash’s current monthly base salary is NIS 69,000 (approximately $18,161) and Mr. Palash is entitled to an annual discretionary bonus for performance subject to the sole discretion of our compensation committee. The monthly salary is subject to cost of living adjustments from time to time as may be required by law. In connection with the employment agreement, we granted to Mr. Palash options to purchase 160,000 shares of our common stock with an exercise price equal to $7.55 per share. The first 25% of such options vested on the first anniversary of the grant date and the remainder vest quarterly in 12 equal increments. The employment agreement is terminable by either party on 60 days’ written notice for any reason and we may terminate the agreement for cause without notice. Mr. Palash is entitled to be insured by Protalix Ltd. under a Manager’s Policy in lieu of severance, company contributions towards vocational studies, annual recreational allowances, a company car, a company phone, a company laptop and lodging accommodations in the Carmiel area. Mr. Palash is entitled to 24 working days of vacation.

Protalix BioTherapeutics, Inc. 2006 Stock Incentive Plan

Our Board of Directors and a majority of our shareholders approved our 2006 Stock Incentive Plan on December 14, 2006 and cancelled our 1998 stock option plan (no options were outstanding under the 1998 plan at that time). We have reserved 9,741,655 shares of our common stock for issuance, in the aggregate, under our 2006 Stock Incentive Plan, subject to adjustment for a stock split or any future stock dividend or other similar change in our common stock or our capital structure. As of December 31, 2011, options to acquire 47,920 shares of common stock remain available for grant under our 2006 Stock Incentive Plan.

Our 2006 Stock Incentive Plan provides for the grant of stock options, restricted stock, restricted stock units, stock appreciation rights and dividend equivalent rights, collectively referred to as “awards.” Stock options granted under our 2006 Stock Incentive Plan may be either incentive stock options under the provisions of Section 422 of the Internal Revenue Code, or non-qualified stock options. Incentive stock options may be granted only to employees. Awards other than incentive stock options may be granted to employees, directors and consultants.

Our 2006 Stock Incentive Plan is also designed to comply with the provisions of the Israeli Income Tax Ordinance New Version, 1961 (including as amended pursuant to Amendment 132 thereto) (the “tax ordinance”) and is intended to enable us to grant awards to grantees who are Israeli residents as follows: (i) awards to employees pursuant to Section 102 of the tax ordinance; and (ii) awards to non-employees pursuant to Section 3(I) of the tax ordinance. For this purpose, “employee” refers only to employees, office holders and directors of our company or a related entity excluding those who are considered “Controlling Shareholders” pursuant to, or otherwise excluded by, the tax ordinance. In accordance with the terms and conditions imposed by the Tax Ordinance, grantees who receive awards under our 2006 Stock Incentive Plan may be afforded certain tax benefits in Israel as described below.

Our Board of Directors or the Compensation Committee, referred to as the “plan administrator,” will administer our 2006 Stock Incentive Plan, including selecting the grantees, determining the number of shares to be subject to each award, determining the exercise or purchase price of each award, and determining the vesting and exercise periods of each award.

The exercise price of stock options granted under our 2006 Stock Incentive Plan must be equal to at least 100% of the fair market value of our common stock on the date of grant; however, in certain circumstances, grants may be made at a lower price to Israeli grantees who are residents of the State of Israel. If, however, incentive stock options are granted to an employee who owns stock possessing more than 10% of the voting power of all classes of our stock or the stock of any parent or subsidiary of our company, the exercise price of any incentive stock option granted must equal at least 110% of the fair market value on the grant date and the maximum term of these incentive stock options must not exceed five years. The maximum term of all other awards must not exceed 10 years (or five years in the case of an incentive stock option granted to any participant who owns stock representing more than 10% of the voting power of all classes of our stock or the stock of any parent or subsidiary of our company). The plan administrator will determine the exercise or purchase price (if any) of all other awards granted under our 2006 Stock Incentive Plan.

Under our 2006 Stock Incentive Plan, incentive stock options and options to Israeli grantees may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the participant only by the participant. Other awards shall be transferable by will or by the laws of descent or distribution and to the extent and in the manner authorized by the plan administrator by gift or pursuant to a domestic relations order to members of the participant’s immediate family. Our 2006 Stock Incentive Plan permits the designation of beneficiaries by holders of awards, including incentive stock options.

If the service of a participant in our 2006 Stock Incentive Plan is terminated for any reason other than cause, the participant may exercise awards that were vested as of the termination date for a period ending upon the earlier of 12 months from the date of termination (or such shorter or longer period set forth in the award agreement) or the expiration date of the awards unless otherwise determined by the plan administrator. If the service of a participant in our 2006 Stock Incentive Plan is terminated for cause, the participant may exercise awards that were vested as of the termination date for a period ending upon the earlier of 14 days from the date of termination (or such shorter or longer period set forth in the award agreement) or the expiration date of the awards unless otherwise determined by the plan administrator.

In the event of a corporate transaction, all awards will terminate unless assumed by the successor corporation. Unless otherwise provided in a participant’s award agreement, in the event of a corporate transaction and with respect to the portion of each award that is assumed or replaced, then such portion will automatically become fully vested and exercisable immediately upon termination of a participant’s service if the participant is terminated by the successor company or us without cause within 12 months after the corporate transaction. With respect to the portion of each award that is not assumed or replaced, such portion will automatically become fully vested and exercisable immediately prior to the effective date of the corporate transaction so long as the participant’s service has not been terminated prior to such date.

In the event of a change in control, except as otherwise provided in a participant’s award agreement, following a change in control (other than a change in control that also is a corporate transaction) and upon the termination of a participant’s service without cause within 12 months after a change in control, each award of such participant that is outstanding at such time will automatically become fully vested and exercisable immediately upon the participant’s termination. In addition, the stock options issued to each of our Named Executive Officers are subject to accelerated vesting immediately upon a change in control of our company, as defined in our 2006 Stock Incentive Plan.

Under our 2006 Stock Incentive Plan, a corporate transaction is generally defined as:

•	a merger or consolidation in which we are not the surviving entity, except for the principal purpose of changing our company’s state of incorporation;
•	the sale, transfer or other disposition of all or substantially all of our assets;
•	the complete liquidation or dissolution of our company;
•	any reverse merger in which we are the surviving entity but our shares of common stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or in which securities possessing more than forty percent (40%) of the total combined voting power of our outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or
•	acquisition in a single or series of related transactions by any person or related group of persons of beneficial ownership of securities possessing more than fifty percent (50%) of the total combined voting power of our outstanding securities but excluding any such transaction or series of related transactions that the plan administrator determines not to be a corporate transaction (provided however that the plan administrator shall have no discretion in connection with a corporate transaction for the purchase of all or substantially all of our shares unless the principal purpose of such transaction is changing our company’s state of incorporation).

Under our 2006 Stock Incentive Plan, a change of control is defined as:

•	the direct or indirect acquisition by any person or related group of persons (other than us or by an employee benefits plan sponsored by us) of beneficial ownership of securities possessing more than fifty percent (50%) of the total combined voting power of our outstanding securities pursuant to a tender or exchange offer made directly to our shareholders and which a majority of the members of our board (who have generally been on our board for at least 12 months) who are not affiliates or associates of the offeror do not recommend shareholders accept the offer; or
•	a change in the composition of our board over a period of 12 months or less, such that a majority of our board members ceases, by reason of one or more contested elections for board membership, to be comprised of individuals who were previously directors of our company.

Unless terminated sooner, our 2006 Stock Incentive Plan will automatically terminate in 2016. Our Board of Directors has the authority to amend, suspend or terminate our 2006 Stock Incentive Plan. No amendment, suspension or termination of our 2006 Stock Incentive Plan shall adversely affect any rights under awards already granted to a participant. To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Internal Revenue Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to awards granted to residents therein (including the Tax Ordinance), we shall obtain shareholder approval of any such amendment to our 2006 Stock Incentive Plan in such a manner and to such a degree as required.

Impact of Israeli Tax Law

The awards granted to employees pursuant to Section 102 of the Tax Ordinance under our 2006 Stock Incentive Plan may be designated by us as approved options under the capital gains alternative, or as approved options under the ordinary income tax alternative.

To qualify for these benefits, certain requirements must be met, including registration of the options in the name of a trustee. Each option, and any shares of common stock acquired upon the exercise of the option, must be held by the trustee for a period commencing on the date of grant and deposit into trust with the trustee and ending 24 months thereafter.

Under the terms of the capital gains alternative, we may not deduct expenses pertaining to the options for tax purposes.

Under our 2006 Stock Incentive Plan, we may also grant to employees options pursuant to Section 102(c) of the Tax Ordinance that are not required to be held in trust by a trustee. This alternative, while facilitating immediate exercise of vested options and sale of the underlying shares, will subject the optionee to the marginal income tax rate of up to 50% as well as payments to the National Insurance Institute and health tax on the date of the sale of the shares or options. Under our 2006 Stock Incentive Plan, we may also grant to non-employees options pursuant to Section 3(I) of the Tax Ordinance. Under that section, the income tax on the benefit arising to the optionee upon the exercise of options and the issuance of common stock is generally due at the time of exercise of the options.

These options shall be further subject to the terms of the tax ruling that has been obtained by Protalix Ltd. from the Israeli tax authorities in connection with the merger. Under the tax ruling, the options issued by us in connection with the assumption of Section 102 options previously issued by Protalix Ltd. under the capital gains alternative shall be issued to a trustee, shall be designated under the capital gains alternative and the issuance date of the original options shall be deemed the issuance date for the assumed options for the calculation of the respective holding period.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On March 17, 2005, Protalix Ltd. entered into a Management Services Agreement with Pontifax Management Company, Ltd. in connection with the purchase of Protalix’s Series B Preferred Shares by the Pontifax Funds. Pursuant to the Management Services Agreement, Mr. Hurvitz served as a member of our Board of Directors and later as the Chairman of our Board of Directors until his resignation in March 2010. In consideration for Mr. Hurvitz’s services, Protalix was required to pay Pontifax Management Company a fee equal to $3,000 per month plus required taxes on such payment. In addition, in connection with the execution of the Management Services Agreement and the later appointment of Mr. Hurvitz as Chairman of our Board of Directors, Protalix issued to Pontifax, in the aggregate, a number of options that, upon our December 2006 merger transaction, were converted into options to purchase 3,384,502 shares of our common stock. During the year 2010 through the date of Mr. Hurvitz’s resignation, the fee payable under this agreement was increased to $33,000 per annum, which is the same fee payable to the other non-executive directors. No further payments were due to Pontifax Management Company after Mr. Hurvitz’s resignation from our Board of Directors.

On September 14, 2006, Protalix Ltd. entered into a collaboration and licensing agreement with Teva for the development and manufacture of two proteins using ProCellEx®, our proprietary protein expression system. Mr. Hurvitz, our former Chairman, was the chairman of Teva’s board of directors when we entered into the agreement. Phillip Frost, M.D., a former director and a major shareholder of our company, is the chairman of Teva’s board of directors and Professor Kornberg, a member of our Board of Directors, also serves as a member of Teva’s board of directors. The agreement provides that we will collaborate with Teva on the research and development of two proteins using ProCellEx. We and Teva identified two proteins for research and development activities under the agreement, but in 2009 both of the projects were terminated for commercial reasons. Other elements of our collaboration with Teva are currently ongoing.

All related party transactions are reviewed and approved by the Audit Committee, as required by the Audit Committee Charter.

AUDIT COMMITTEE REPORT

The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended, or Securities Exchange Act of 1934, as amended.

The Audit Committee of our Board of Directors operates under a written charter adopted by our Board of Directors, and currently consists of Amos Bar Shalev, Yodfat Harel Buchris and Alfred Akirov. All members of the committee fall under the independence requirements contemplated by Rule 10A-3 under the Exchange Act.

As described more fully in its charter, the Audit Committee provides oversight of the quality and integrity of our consolidated financial statements, internal controls and financial reporting process, and our process to manage business and financial risks and compliance with legal, ethical and regulatory requirements. In addition, the Audit Committee interacts directly with and evaluates the qualifications, independence and performance of the independent auditors, Kesselman & Kesselman, and is responsible for the appointment, compensation, retention and oversight of the work of the auditors.

Management is responsible for the preparation, presentation and integrity of the consolidated financial statements, and evaluation of and assessment of the effectiveness of our internal control over financial reporting. The independent auditors are responsible for performing an independent audit of the consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board. The Audit Committee’s responsibility is to monitor and oversee these processes.

The Audit Committee has reviewed and discussed the audited consolidated financial statements with our Board of Directors and management. Management has represented to the audit committee that our consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles. The Audit Committee discussed with Kesselman & Kesselman the matters required to be discussed by Statement of Auditing Standards No. 61, Communications with Audit Committees. In addition, the independent auditors provided the Audit Committee with the written disclosures and letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Audit Committee has discussed with Kesselman & Kesselman that firm’s independence from our company.

Based on the review and discussions of the audited consolidated financial statements and discussions with management and Kesselman & Kesselman, the Audit Committee recommended to Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 for filing with the SEC.

Respectfully submitted,

Members of the Protalix BioTherapeutics, Inc.
Audit Committee

Amos Bar Shalev
Yodfat Harel Buchris
Alfred Akirov

Our Board of Directors recommends that shareholders vote “FOR” the election or re-election of all director nominees named in this “Proposal 1: Election of Directors.”

PROPOSAL 2: AMENDMENT TO THE PROTALIX BIOTHERAPEUTICS, INC.
2006 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF
AUTHORIZED SHARES OF COMMON STOCK
RESERVED FOR ISSUANCE UNDER THE PLAN

General

We are asking our shareholders to approve an amendment to our 2006 Stock Incentive Plan, or the Original Plan and, as amended, the Plan, so that we can continue to use the Plan to attract and retain key talent, encourage stock ownership by our employees, non-employee directors and consultants, better align with governance best practices, and receive a federal income tax deduction for certain compensation paid under the Plan. Our Board of Directors unanimously approved the Plan, subject to approval of our shareholders at the Annual Meeting. Approval of the Plan requires the affirmative vote of the record holders of a majority of the outstanding shares of our common stock that are present in person or by proxy at the Annual Meeting and entitled to vote on this matter.

Primary Changes

In requesting your approval of the Plan, we propose to:

•	Increase the number of shares of common stock reserved for issuance under the Plan by 1,600,000 shares to 11,341,655 shares; and
•	Increase the annual per person limits on the number of shares covered by awards of stock options, stock appreciation rights, restricted stock and restricted stock units by 1,600,000 shares to 11,341,655 shares.

We believe strongly that the approval this amendment to the Plan is essential to our success. Our employees are our most valuable assets. Stock options and the other awards permitted under the Plan are vital to our ability to attract and retain outstanding and highly skilled employees, especially in the competitive labor markets in which we compete. These awards also are crucial to our ability to motivate employees to achieve our goals. The proposed terms of the Plan are designed to allow us to continue to attract, retain and motivate people whose skills and performance are critical to our success. We will continue to monitor the environment in which we operate and make changes to our equity compensation program to help us meet our goals, including achieving long-term shareholder value.

Background on Code Section 162(m) Approval

We are also asking our shareholders to approve this amendment to the material terms of the Plan so that we may grant awards under the Plan that are designed to qualify for the exception from the limits on corporate income tax deductions pursuant to Code Section 162(m). To the extent we grant such awards and they qualify for the exception, we may deduct for federal income tax purposes compensation in excess of $1.0 million that may be paid to certain executive officers in any single year. Compensation includes cash compensation and income arising from the exercise of nonstatutory stock options, as a result of the grant or vesting of other types of equity awards, and from disqualifying dispositions of incentive stock options.

Under Code Section 162(m), no deduction is allowed in any taxable year of our company for compensation in excess of $1.0 million paid to our “covered employees.” A “covered employee” is our chief executive officer and our three other most highly compensated officers, other than our chief financial officer.

An exception to the $1.0 million limit under Code Section 162(m) applies to compensation that is paid to a covered employee pursuant to a stock incentive plan approved by shareholders and that specifies, among other things, the maximum number of shares with respect to which options and stock appreciation rights may be granted to eligible participants under such plan during a specified period. Compensation paid pursuant to options granted under such a plan and with an exercise price equal to the fair market value of common stock on the date of grant is deemed to be inherently performance-based, since such awards provide value to participants only if the stock price appreciates. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitation, if any option or stock appreciation right is canceled, the canceled award shall continue to count against the maximum number of shares with respect to which an award may be granted to a participant. The Plan provides that the maximum number of shares with respect to which options and stock appreciation rights may be granted to a participant during a calendar year is 11,341,655 shares. The foregoing limitation shall be adjusted proportionately by the plan administrator in the event of a stock split, reverse stock split, stock dividend, combination or reclassification of shares or other similar change in our shares of common stock or our capital structure.

For awards of restricted stock and restricted stock units that are intended to be performance-based compensation under Section 162(m) of the Code, the maximum number of shares of common stock subject to such awards that may be granted to a participant during a calendar year is 11,341,655 shares. The foregoing limitation shall be adjusted proportionately by the plan administrator in the event of a stock split, reverse stock split, stock dividend, combination or reclassification of shares or other similar change in our shares or our capital structure. In order for restricted stock and restricted stock units to qualify as performance-based compensation, the plan administrator must establish a performance goal with respect to such award in writing not later than 90 days after the commencement of the services to which it relates (or, if earlier, the date after which 25% of the period of service to which the performance goal relates has elapsed) and while the outcome is substantially uncertain. In addition, the performance goal must be stated in terms of an objective formula or standard.

The Plan includes the following performance criteria that may be considered by the plan administrator when granting performance-based awards: (i) increase share price, (ii) earnings per share; (iii) total shareholder return; (iv) operating margin; (v) gross margin; (vi) return on equity; (vii) return on assets; (viii) return on investment; (ix) operating income; (x) net operating income; (xi) pre-tax profit; (xii) cash flow; (xiii) revenue: (xiv) expenses; (xv) earnings before interest, taxes and depreciation; (xvi) economic value added; and (xvii) market share. The performance criteria may be applicable to our company, any parent or subsidiary of our company, and/or any individual business units of our company or any parent or subsidiary of our company. In addition, the performance criteria will be calculated in accordance with generally accepted accounting principles, excluding the effect (whether positive or negative) of any change in accounting standards and any extraordinary, unusual or nonrecurring item occurring after the establishment of the performance criteria applicable to the award.

Shareholder approval of the Plan pursuant to this proposal will constitute shareholder approval of the material terms of the Plan, including the limitations on stock awards and the performance criteria described above, for Code Section 162(m) purposes.

Our Board of Directors recommends that shareholders vote “FOR” the adoption of the amendment to the Protalix BioTherapeutics, Inc. 2006 Stock Incentive Plan described in this “Proposal 2: Amendment to the Protalix BioTherapeutics, Inc. 2006 Stock Incentive Plan to Increase the Number of Authorized Shares of Common Stock Reserved for Issuance under the Plan.”

A general description of the principal terms of the Plan is set forth below. This description is qualified in its entirety by the terms of the Plan, a copy of which is attached hereto as Annex A.

As of March 31, 2012, 7,362,327 stock options were outstanding with a weighted average exercise price of $3.88 and a weighted average remaining years of contractual life of 5.24 years; no other equity awards are outstanding other than a grant of 5,333 restricted shares issued to a former member of our scientific advisory board. The outstanding options and restricted stock represent approximately 8.11% of our outstanding shares on an “as exercised” basis. As of March 31, 2012, we had 48,220 shares available for issuance under the Original Plan. The following table sets forth an analysis of the exercise prices of all outstanding options as of March 31, 2012:

Options Exercise Price	Number of Shares Underlying Options Outstanding at End of Period	Percentage of Options Outstanding	Options as a Percentage of Shares Outstanding
$0.001	719,207	9.77	0.79
$0.120	973,750	13.23	1.07
$0.399	25,165	0.34	0.03
$0.972	1,325,488	18.00	1.46
$2.350	160,000	2.17	0.18
$2.650	603,175	8.19	0.66
$3.020	50,000	0.68	0.06
$5.000	1,720,000	23.38	1.89
$6.810	160,000	2.17	0.18
$6.900	1,010,000	13.72	1.11
$7.550	160,000	2.17	0.18
$9.660	68,000	0.92	0.07
$16.700	387,542	5.26	0.43
	7,362,327

*	At March 31, 2012, 90,822,252 shares of our common stock were issued and outstanding.

General Description

Purpose.  The purposes of the Plan are to attract and retain the best available personnel, to provide additional incentives to our officers, directors, employees and consultants through ownership of our common stock, and to promote the success of our business.

Shares Reserved for Issuance under the Plan.  We currently have 9,741,655 shares of common stock reserved for issuance under the Original Plan. If approved by our shareholders, the total number of shares of common stock reserved for issuance under the Plan will be increased by 1,600,000 shares for a total of 11,341,655 shares. The number of shares of common stock available under the Plan will be subject to adjustment in the event of a stock split, reverse stock split, stock dividend, combination or reclassification of shares or other similar change in our shares or our capital structure. Any shares of common stock covered by an award (or portion of an award) which is forfeited, canceled or expires (whether voluntarily or involuntarily) are deemed not to have been issued for purposes of determining the maximum aggregate number of shares of common stock which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an award will not be returned to the Plan and will not be available for future issuance under the Plan, except that if unvested shares of common stock are forfeited, or repurchased by us at the lower of their original purchase price or their fair market value (as defined in the Plan) at the time of repurchase, such shares of common stock shall become available for future grant under the Plan. To the extent not prohibited by the listing requirements of the NYSE Amex and applicable federal securities laws, state corporate and securities laws, the U.S. Internal Revenue Code, the rules of the NYSE Amex and the rules of any non-U.S. jurisdiction applicable to awards granted to residents therein, any shares covered by an award which are surrendered (i) in payment of the award exercise or purchase price (including pursuant to the “net exercise” of an option pursuant to Section 7(b)(v) of the Plan) or (ii) in satisfaction of tax withholding obligations incident to the exercise of an award shall be deemed not to have been issued for purposes of determining the maximum number of shares of common stock which may be issued pursuant to all awards under the Plan, unless otherwise determined by the plan administrator.

Assuming our shareholders approve the amendment to the Plan, during any calendar year, the maximum number of shares with respect to which options and stock appreciation rights may be granted to a participant, and the maximum number of shares of restricted stock and restricted stock units that are intended to be performance-based compensation under Section 162(m) of the Code that may be awarded to a participant, is 11,341,655 shares. The foregoing limitations shall be adjusted proportionately by the plan administrator in the event of a stock split, reverse stock split, stock dividend, combination or reclassification of shares or other similar change in our shares or our capital structure, and its determination shall be final, binding and conclusive.

Administration.  Our Board of Directors or the Compensation Committee, referred to as the “plan administrator,” administers the Plan, including selecting the grantees, determining the number of shares to be subject to each award, determining the exercise or purchase price of each award, and determining the vesting and exercise periods of each award.

Terms and Conditions of Awards.  Our Amendment provides for the grant of stock options, restricted stock, restricted stock units, stock appreciation rights and dividend equivalent rights, collectively referred to as “awards.” Stock options granted under the Plan may be either incentive stock options under the provisions of Section 422 of the Internal Revenue Code, or non-qualified stock options. Incentive stock options may be granted only to employees. Awards other than incentive stock options may be granted to our employees, directors and consultants or to employees, consultants and directors of our related entities. To the extent that the aggregate fair market value of the shares subject to options designated as incentive stock options which become exercisable for the first time by a participant during any calendar year exceeds $100,000, such excess options shall be treated as nonqualified stock options. Each award granted under the Plan shall be designated in an award agreement.

The Plan is also designed to comply with the provisions of the Israeli Income Tax Ordinance New Version, 1961 (including as amended pursuant to Amendment 132 thereto), or the tax ordinance, and is intended to enable us to grant awards to grantees who are Israeli residents as follows: (i) awards to employees pursuant to Section 102 of the tax ordinance; and (ii) awards to non-employees pursuant to Section 3(I) of the tax ordinance. For this purpose, “employee” refers only to employees, office holders and directors of our company or a related entity excluding those who are considered “Controlling Shareholders” pursuant to, or otherwise excluded by, the tax ordinance. In accordance with the terms and conditions imposed by the tax ordinance, grantees who receive awards under the Amendment may be afforded certain tax benefits in Israel as described below.

The exercise price of stock options granted under the Plan must be equal to at least 100% of the fair market value of our common stock on the date of grant; however, in certain circumstances, grants may be made at a lower price to Israeli grantees who are residents of the State of Israel. If, however, incentive stock options are granted to an employee who owns stock possessing more than 10% of the voting power of all classes of our stock or the stock of any parent or subsidiary of our company, the exercise price of any incentive stock option granted must equal at least 110% of the fair market value on the grant date and the maximum term of these incentive stock options must not exceed five years. The maximum term of all other awards must not exceed 10 years (or 5 years in the case of an incentive stock option granted to any participant who owns stock representing more than 10% of the voting power of all classes of our stock or the stock of any parent or subsidiary of our company). The plan administrator will determine the exercise or purchase price (if any) of all other awards granted under the Plan.

Under the Plan, incentive stock options and options to Israeli grantees may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the participant only by the participant. Other awards shall be transferable by will or by the laws of descent or distribution and, during the lifetime of the participant, to the extent and in the manner authorized by the plan administrator by gift or pursuant to a domestic relations order to members of the participant’s immediate family. The Plan permits the designation of beneficiaries by holders of awards, including incentive stock options.

If the service of a participant in the Plan is terminated for any reason other than cause, the participant may exercise awards that were vested as of the termination date for a period ending upon the earlier of 12 months from the date of termination (or such shorter or longer period set forth in the award agreement) or the expiration date of the awards unless otherwise determined by the plan administrator. If the service of a participant in the Plan is terminated for cause, the participant may exercise awards that were vested as of the termination date for a period ending upon the earlier of 14 days from the date of termination (or such shorter or longer period set forth in the award agreement) or the expiration date of the awards unless otherwise determined by the plan administrator.

Corporate Transaction and Change in Control.  In the event of a corporate transaction, all outstanding awards will terminate unless assumed by the successor corporation. Unless otherwise provided in a participant’s award agreement, in the event of a corporate transaction and with respect to the portion of each award that is assumed or replaced, then such portion will automatically become fully vested and exercisable immediately upon termination of a participant’s service if the participant is terminated by the successor company or us without cause within 12 months after the corporate transaction. With respect to the portion of each award that is not assumed or replaced, such portion of the award will automatically become fully vested and exercisable immediately prior to the effective date of the corporate transaction so long as the participant’s service has not been terminated prior to such date.

In the event of a change in control, except as otherwise provided in a participant’s award agreement, following a change in control (other than a change in control that also is a corporate transaction) and upon the termination of a participant’s service without cause within 12 months after a change in control, each award of such participant that is outstanding at such time will automatically become fully vested and exercisable immediately upon the participant’s termination.

Under the Plan, a corporate transaction is generally defined as:

•	a merger or consolidation in which we are not the surviving entity, except for the principal purpose of changing our company’s state of incorporation;
•	the sale, transfer or other disposition of all or substantially all of our assets;
•	the complete liquidation or dissolution of our company;
•	any reverse merger in which we are the surviving entity but our shares of common stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or in which securities possessing more than forty percent (40%) of the total combined voting power of our outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or
•	acquisition in a single or series of related transactions by any person or related group of persons (other than by us or by an employee benefit plan sponsored by us) of beneficial ownership of securities possessing more than fifty percent (50%) of the total combined voting power of our outstanding securities but excluding any such transaction or series of related transactions that the plan administrator determines not to be a corporate transaction (provided however that the plan administrator shall have no discretion in connection with a corporate transaction for the purchase of all or substantially all of our shares unless the principal purpose of such transaction is changing our company’s state of incorporation).

Under the Plan, a change of control is defined as:

•	the direct or indirect acquisition by any person or related group of persons of beneficial ownership of securities possessing more than fifty percent (50%) of the total combined voting power of our outstanding securities pursuant to a tender or exchange offer made directly to our shareholders and which a majority of the members of our Board of Directors (who have generally been on our Board of Directors for at least 12 months) who are not affiliates or associates of the offeror do not recommend shareholders accept the offer; or

•	a change in the composition of our Board of Directors over a period of 12 months or less, such that a majority of the members of our Board of Directors ceases, by reason of one or more contested elections for board membership, to be comprised of individuals who were previously directors of our company.

Amendment, Suspension or Termination of the Plan.  Unless terminated sooner, the Plan will automatically terminate in 2016. Our Board of Directors has the authority to amend, suspend or terminate the Plan. No amendment, suspension or termination of the Plan shall adversely affect any rights under awards already granted to a participant. To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Internal Revenue Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to awards granted to residents therein (including the tax ordinance), we shall obtain shareholder approval of any such amendment to the Plan in such a manner and to such a degree as required.

Certain Federal Tax Consequences

The following summary of the federal income tax consequences of the Plan transactions is based upon federal income tax laws in effect on the date of this Proxy Statement. This summary does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences.

Nonqualified Stock Options.  The grant of a nonqualified stock option under the Plan will not result in any U.S. federal income tax consequences to us or the participant, if a U.S. taxpayer. Upon exercise of a nonqualified stock option, the participant is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares at the time of exercise. This income is subject to withholding for U.S. federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the participant’s total compensation is deemed reasonable in amount. Any gain or loss on the participant’s subsequent disposition of the shares will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. We do not receive a tax deduction for any such gain.

A nonqualified stock option can be considered deferred compensation and be subject to Section 409A of the Code. A nonqualified stock option that does not meet the requirements of Code Section 409A can result in the acceleration of income recognition, an additional 20% tax obligation, plus penalties and interest.

Incentive Stock Options.  The grant of an incentive stock option under the Plan will not result in any U.S. federal income tax consequences to us or the participant, if a U.S. taxpayer. A participant recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and we receive no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the participant has held the shares. If the participant does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. We are not entitled to any deduction under these circumstances.

If the participant is a U.S. taxpayer and fails to satisfy either of the foregoing holding periods (referred to as a “disqualifying disposition”), he or she must recognize ordinary income in the year of the disposition. The amount of ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock at the time of exercise and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. We are entitled, in the year of the disqualifying disposition, to a deduction equal to the amount of ordinary income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the participant’s total compensation is deemed reasonable in amount.

The “spread” under an incentive stock option — i.e., the difference between the fair market value of the shares at exercise and the exercise price — is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant’s alternative minimum tax liability exceeds such participant’s regular income tax liability, the participant will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to incentive stock options, the participant must sell the shares within the calendar year in which the incentive stock options are exercised. However, such a sale of shares within the year of exercise will constitute a disqualifying disposition, as described above.

Stock Appreciation Rights.  Recipients of stock appreciation rights, or SARs, if U.S. taxpayers, generally should not recognize income until the SAR is exercised (assuming there is no ceiling on the value of the right). Upon exercise, the recipient will normally recognize taxable ordinary income for U.S. federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such exercise. Recipients who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon exercise of a SAR. Recipients will recognize gain upon the disposition of any shares received on exercise of a SAR equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. We will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.

A SAR can be considered non-qualified deferred compensation and be subject to Section 409A of the Code. A SAR that does not meet the requirements of Code Section 409A can result in the acceleration of income recognition, an additional 20% tax obligation, plus penalties and interest.

Restricted Stock.  The grant of restricted stock will subject the recipient to ordinary compensation income on the difference between the amount paid for such stock and the fair market value of the shares on the date that the restrictions lapse. This income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the participant’s total compensation is deemed reasonable in amount. Any gain or loss on the recipient’s subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on how long the stock has been held since the restrictions lapsed. We do not receive a tax deduction for any such gain.

Recipients of restricted stock may make an election under Section 83(b) of the Code, or a Section 83(b) Election, to recognize as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the spread between the amount paid for such stock and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. The Section 83(b) Election must be made within 30 days from the time the restricted stock is issued.

Restricted Stock Units.  Recipients of restricted stock units generally should not recognize income until such units are converted into cash or shares. Upon conversion, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such conversion. Recipients who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon conversion of the restricted stock units. Participants will recognize gain upon the disposition of any shares received upon conversion of the restricted stock units equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. We will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.

Restricted stock units also can be considered non-qualified deferred compensation and be subject to Section 409A of the Code. A grant of restricted stock units that does not meet the requirements of Code Section 409A will result in an additional 20% tax obligation, plus penalties and interest to such recipient.

Dividends and Dividend Equivalents.  Recipients of stock-based awards that earn dividends or dividend equivalents will recognize taxable ordinary income on any dividend payments received with respect to unvested and/or unexercised shares subject to such awards, which income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the income recognized by a participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the individual’s total compensation is deemed reasonable in amount.

Impact of Israeli Tax Law

The awards granted to employees pursuant to Section 102 of the tax ordinance under the Plan may be designated by us as approved options under the capital gains alternative, or as approved options under the ordinary income tax alternative.

To qualify for these benefits, certain requirements must be met, including registration of the options in the name of a trustee. Each option, and any shares of common stock acquired upon the exercise of the option, must be held by the trustee for a period commencing on the date of grant and deposit into trust with the trustee and ending 24 months thereafter.

Under the terms of the capital gains alternative, we may not deduct expenses pertaining to the options for tax purposes.

Under the Plan, we may also grant to employees options pursuant to Section 102(c) of the tax ordinance that are not required to be held in trust by a trustee. This alternative, while facilitating immediate exercise of vested options and sale of the underlying shares, will subject the optionee to the marginal income tax rate of up to 50% as well as payments to the National Insurance Institute and health tax on the date of the sale of the shares or options. Under the 2006 Stock Incentive Plan, we may also grant to non-employees options pursuant to Section 3(I) of the tax ordinance. Under that section, the income tax on the benefit arising to the optionee upon the exercise of options and the issuance of common stock is generally due at the time of exercise of the options.

These options shall be further subject to the terms of the tax ruling that has been obtained by Protalix Ltd. from the Israeli tax authorities in connection with our merger in 2006. Under the tax ruling, the options issued by us in connection with the assumption of Section 102 options previously issued by Protalix Ltd. under the capital gains alternative shall be issued to a trustee, shall be designated under the capital gains alternative and the issuance date of the original options shall be deemed the issuance date for the assumed options for the calculation of the respective holding period.

Amendment Benefits

The grant of awards under the Plan, including grants to our executive officers, is subject to the discretion of the plan administrator. At this time, the allocation of the new shares, if approved, is not determinable.

PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), which was signed into law in July 2010, added Section 14A to the Exchange Act. The Dodd-Frank Act requires that we provide our shareholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of the our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC.

We believe that the executive compensation program for the named executive officers, as described in “Compensation Discussion and Analysis,” is based on a pay-for-performance culture and seeks to align the interests of our named executive officers with the interests of our shareholders. We believe that our compensation programs are designed to reward our named executive officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased total shareholder return, while at the same time creating a culture that focuses executives on prudent risk management and appropriately rewards them for performance. Our executive compensation program is also designed to be competitive with our peer companies, and seeks to enable us to attract and retain the best possible executive talent.

We also believe that the extensive disclosure of compensation information provided in this proxy statement provides our shareholders the information they need to make an informed decision as they weigh the pay of the named executive officers in relation to our performance. This “Say-on-Pay” proposal gives you the shareholder the opportunity to endorse or not endorse the compensation we paid to the named executive officers through the resolution set forth below.

“RESOLVED, that the compensation paid to the named executive officers of Protalix BioTherapeutics, Inc., as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion included in this proxy statement, is hereby APPROVED.”

Because your vote is advisory, it will not be binding upon our company, our Board of Directors or the Compensation Committee. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC. Our company, our Board of Directors, and the Compensation Committee will consider the outcome of the vote when evaluating future executive compensation arrangements for our named executive officers.

This proposal is provided as required pursuant to Rule 14a-21(a) of the Exchange Act.

Our Board of Directors recommends that shareholders vote “FOR” the approval of the executive compensation as disclosed in this proxy statement and as described in this “Proposal 3: Advisory Vote on Executive Compensation.”

PROPOSAL 4: RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board of Directors, upon the recommendation of its Audit Committee, has ratified the selection of Kesselman & Kesselman to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2012. The Audit Committee of our Board of Directors is solely responsible for selecting our independent public accountants. Although shareholder approval is not required to appoint Kesselman & Kesselman as our independent public accountants, we believe that submitting the appointment of Kesselman & Kesselman to our shareholders for ratification is a matter of good corporate governance. If our shareholders do not ratify the appointment, then the appointment will be reconsidered by the Audit Committee. Even if the appointment is ratified, the Audit Committee may engage a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of our Corporation and our shareholders. The proxy will be voted as specified, and if no specification is made, the proxy will be cast “FOR” this proposal.

During our fiscal year ended December 31, 2011, there were no disagreements with Kesselman & Kesselman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which if not resolve to their satisfaction would have caused them to make reference to the subject matter of the disagreements in connection with their opinion.

The audit report of Kesselman & Kesselman on our consolidated financial statements for the years ended December 31, 2010 and 2011 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

The Audit Committee will consider whether the provision of any other services by Kesselman & Kesselman is compatible with maintaining the independence of Kesselman & Kesselman. The Audit Committee has concluded that Kesselman & Kesselman is independent.

Representatives of Kesselman & Kesselman will be present at the annual meeting and available to answer shareholders questions.

Our Board of Directors recommends that shareholders vote “FOR” the ratification of the appointment of Kesselman & Kesselman for the fiscal year ending December 31, 2012.

The following table sets forth fees billed to us by our independent registered public accounting firm during the fiscal years ended December 31, 2011 and 2010 for: (i) services rendered for the audit of our annual financial statements and the review of our quarterly financial statements; (ii) services by our independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and that are not reported as Audit Fees; (iii) services rendered in connection with tax compliance, tax advice and tax planning; and (iv) all other fees for services rendered.

	Year ended December 31,
	2011	2010
Audit Fees	$252,000	$289,740
Audit Related Fees	$10,000	$28,353
Tax Fees	$44,448	$63,008
All Other Fees	$36,000	$—

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Prior to entering into the engagement letter with our independent registered accountants, our Audit Committee approved the 2011 audit fees. For fiscal year 2012, our Audit Committee has approved fees for certain permissible non-audit services to be rendered by our independent registered accounting firm.

SHAREHOLDER PROPOSALS

All shareholder proposals intended to be presented at our 2013 Annual Meeting of Shareholders must be submitted in writing to Yossi Maimon, Corporate Secretary, Protalix BioTherapeutics, Inc., 2 Snunit Street, Science Park, P.O. Box 455, Carmiel, Israel 20100 and received by us no later than January 24, 2013, and must comply in all other respects with applicable rules and regulations of the SEC relating to such inclusion. Such notice must include, with respect to each matter the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and record address of the shareholder proposing such business; (iii) the class and number of shares of our company which are beneficially owned by the shareholder; and (iv) any material interest of the shareholder in such business. In addition, the notice must include certain information relating to any derivative or hedging transactions by the shareholder delivering such notice and its Shareholder Associated Persons, as defined in our By-Laws, and other arrangements with other parties regarding our securities, as presented in detail in our By-Laws.

Any such proposal submitted with respect to our 2013 Annual Meeting of Shareholders which is submitted outside the requirements of Rule 14a-8 under the Exchange Act will be considered timely if we receive written notice of that proposal not less than 45 days nor more than 75 days prior to the date in 2013 on which we first mailed this proxy statement in 2012; however, if the date of the annual meeting is changed by more than 30 days from the date of the prior year’s annual meeting, the notice will be considered untimely if it is not received at least 90 days prior to the newly announced date that we will mail our proxy statement.

ANNUAL REPORT TO SHAREHOLDERS

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 filed with the SEC, which provides additional information about us, will be distributed to all shareholders entitled to vote along with the proxy materials. Additional copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 are available on the Internet at http://www.sec.gov and http://www.protalix.com and are also available in paper form without charge upon written request to Investor Relations, Protalix BioTherapeutics, Inc., 2 Snunit Street, Science Park, P.O. Box 455, Carmiel, Israel 20100.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

This year, a number of brokers with account holders who are shareholders of our company will be “householding” our proxy materials. A single proxy statement may be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once a shareholder has received notice from its broker that it will be “householding” communications to such shareholder’s address, “householding” will continue until such shareholder is notified otherwise or until such shareholder notifies its broker or us that it no longer wishes to participate in “householding.” If, at any time, a shareholder no longer wishes to participate in “householding” and would prefer to receive a separate proxy statement and annual report in the future such shareholder may (1) notify its broker or (2) direct its written request to: Yossi Maimon, Corporate Secretary, Protalix BioTherapeutics, Inc., 2 Snunit Street, Science Park, P.O. Box 455, Carmiel, Israel 20100, +972 (4) 988-9488, ext. 143. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to such shareholders at a shared address to which a single copy of the documents was delivered.

OTHER MATTERS

Our Board of Directors knows of no other business to be acted upon at the annual meeting. However, if any other business properly comes before the Annual Meeting of Shareholders, it is the intension of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

The prompt return of your proxy is appreciated and will be helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the annual meeting please sign the proxy and return it in the enclosed envelope or vote by internet or telephone.

BY ORDER OF THE BOARD OF DIRECTORS,

Yossi Maimon Vice President and Chief Financial Officer and Corporate Secretary Carmiel, Israel May 21, 2012

Annex A

PROTALIX BIOTHERAPEUTICS, INC.

2006 STOCK INCENTIVE PLAN

(As amended June 17, 2012)

1.  Purposes of the Plan.  The purposes of this Plan are to attract and retain the best available personnel, to provide additional incentives to Employees, Directors and Consultants and to promote the success of the Company’s business.

2.  Definitions.  The following definitions shall apply as used herein and in the individual Award Agreements except as defined otherwise in an individual Award Agreement. In the event a term is separately defined in an individual Award Agreement, such definition shall supercede the definition contained in this Section 2.

(a)  “3(I) Option” means Award granted under Section 3(I).

(b)  “102 Option” means Award granted under Section 102.

(c)  “Administrator” means the Board or any of the Committees appointed to administer the Plan.

(d)  “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

(e)  “Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein.

(f)  “Assumed” means that pursuant to a Corporate Transaction either (i) the Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Award.

(g)  “Award” means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Restricted Stock Unit or other right or benefit under the Plan.

(h)  “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

(i)  “Board” means the Board of Directors of the Company.

(j)  “Cause” means, with respect to the termination by the Company or a Related Entity of the Grantee’s Continuous Service, that such termination is for “Cause” as such term (or word of like import) is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee’s: (i) performance of any act or failure to perform any act in bad faith which is materially detrimental to the Company or a Related Entity as reasonably determined in good faith by a unanimous decision of members of the Board entitled to vote thereon; (ii) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; (iii) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person; (iv) embezzlement of funds of the Company or a Related Entity; (v) ownership, direct or indirect (i.e., by means of a holding company or family member), of an interest in a person or entity (other than a minority interest in a publicly traded company) in competition with the products or services of the Company or a Related Entity, including those products or services contemplated in a plan adopted by the Board; (vi) any breach of the Grantee’s fiduciary duties or duties of care to the Company or a Related Entity (except for conduct taken in good faith); (vii) any material failure to carry out a reasonable and legitimate directive of the Board; or (viii) any material breach of an Employee’s undertakings of confidentiality and non competition.

(k)  “Change in Control” means a change in ownership or control of the Company effected through either of the following transactions:

(i)  the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept, or

(ii)  a change in the composition of the Board over a period of twelve (12) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

(l)  “Code” means the Internal Revenue Code of 1986, as amended.

(m)  “Committee” means any committee composed of members of the Board appointed by the Board to administer the Plan.

(n)  “Common Stock” means the common stock of the Company.

(o)  “Company” means Protalix BioTherapeutics, Inc., a Florida corporation, or any successor entity that adopts the Plan in connection with a Corporate Transaction.

(p)  “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(q)  “Continuing Directors” means members of the Board who either (i) have been Board members continuously for a period of at least twelve (12) months or (ii) have been Board members for less than twelve (12) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

(r)  “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. A Grantee’s Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds three (3) months, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the expiration of such three (3) month period.

(s)  “Corporate Transaction” means any of the following transactions, provided, however, that the Administrator shall determine under parts (iv) and (v) whether multiple transactions are related, and its determination shall be final, binding and conclusive:

(i)  a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(ii)  the sale, transfer or other disposition of all or substantially all of the assets of the Company;

(iii)  the complete liquidation or dissolution of the Company;

(iv)  any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the shares of Common Stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than forty percent (40%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger; or

(v)  acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction (provided however that the Administrator shall have no discretion in connection with a Corporate Transaction for the purchase of all or substantially all of the shares of the Company unless the principal purpose of such transaction is to change the state in which the Company is incorporated).

(t)  “Covered Employee” means an Employee who is a “covered employee” under Section 162(m)(3) of the Code.

(u)  “Director” means a member of the Board or the board of directors of any Related Entity.

(v)  “Disability” means as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

(w)  “Dividend Equivalent Right” means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.

(x)  “Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(y)  “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(z)  “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)  If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation the American Stock Exchange, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)  If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)  In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

(aa)  “Grantee” means an Employee, Director or Consultant who receives an Award under the Plan.

(bb)  “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(cc)  “Israeli Employee” means Employees, office holders of the Company or a Related Company (“Nosei Misra” — as such term is defined in the Israeli Companies Law 1999) and Directors (excluding those who are considered a “Controlling Shareholder” pursuant to Section 32(9) of the Tax Ordinance or otherwise excluded by the Tax Ordinance).

(dd)  “Israeli Grantee” means Grantees who are residents of the State of Israel or those who are deemed to be residents of the State of Israel for the payment of tax (whether such grantee is entitled to the tax benefits under Section 102 or not).

(ee)  “ITA” means Israeli Tax Authorities.

(ff)  “Non-Employee” means Consultants or any other person who is not an Israeli Employee.

(gg)  “Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(hh)  “Non-Trustee 102 Option” shall mean a 102 Option granted pursuant to Section 102(c) of the Tax Ordinance and not held in trust by the Trustee.

(ii)  “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(jj)  “Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

(kk)  “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(ll)  “Performance-Based Compensation” means compensation qualifying as “performance-based compensation” under Section 162(m) of the Code.

(mm)  “Plan” means this 2006 Stock Incentive Plan.

(nn)  “Related Entity” means any Parent or Subsidiary of the Company. With respect to Israeli Grantees of 102 Options, the definition shall further include any entity permitted under Section 102 (a) of the Tax Ordinance.

(oo)  “Replaced” means that pursuant to a Corporate Transaction the Award is replaced with a comparable stock award or a cash incentive program of the Company, the successor entity (if applicable) or Parent of either of them which preserves the compensation element of such Award existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same (or a more favorable) vesting schedule applicable to such Award. The determination of Award comparability shall be made by the Administrator and its determination shall be final, binding and conclusive.

(pp)  “Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

(qq)  “Restricted Stock Units” means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

(rr)  “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

(ss)  “SAR” means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

(tt)  “Section 3(I)” means section 3(I) of the Tax Ordinance as may be amended from time to time.

(uu)  “Section 102” means section 102 of the Tax Ordinance as may be amended from time to time.

(vv)  “Share” means a share of the Common Stock.

(ww)  “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

(xx)  “Tax Ordinance” means the Israeli Income Tax Ordinance [New Version], 1961 (including as amended pursuant to Amendment 132 thereto) and to the extent not specifically indicated hereunder also the rules, regulations and orders or procedures promulgated thereunder from time to time, as amended or replaced from time to time.

(yy)  “Trustee” means any individual appointed by the Company to serve as trustee and approved by the ITA, in accordance with the provisions of Section 102(a) of the Tax Ordinance and the regulations promulgated thereunder.

(zz)  “Trustee 102 Option” means a 102 Option granted pursuant to Section 102(b) of the Tax Ordinance and held in trust by the Trustee for the benefit of an Israeli Grantee.

3.  Stock Subject to the Plan.

(a)  Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) under the Plan is 11,341,655 Shares. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

(b)  Any Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expires (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at the lower of their original purchase price or their Fair Market Value at the time of repurchase, such Shares shall become available for future grant under the Plan. To the extent not prohibited by the listing requirements of The American Stock Exchange (or other established stock exchange or national market system on which the Common Stock is traded) and Applicable Law, any Shares covered by an Award which are surrendered (i) in payment of the Award exercise or purchase price (including pursuant to the “net exercise” of an option pursuant to Section 7(b)(v)) or (ii) in satisfaction of tax withholding obligations incident to the exercise of an Award shall be deemed not to have been issued for purposes of determining the maximum number of Shares which may be issued pursuant to all Awards under the Plan, unless otherwise determined by the Administrator.

4.  Administration of the Plan.

(a)  Plan Administrator.

(i)  Administration with Respect to Directors and Officers.  With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(ii)  Administration With Respect to Consultants and Other Employees.  With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more Officers to grant such Awards and may limit such authority as the Board determines from time to time.

(iii)  Administration With Respect to Covered Employees.  Notwithstanding the foregoing, grants of Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more Directors eligible to serve on a committee making Awards qualifying as Performance-Based Compensation. In the case of such Awards granted to Covered Employees, references to the “Administrator” or to a “Committee” shall be deemed to be references to such Committee or subcommittee.

(iv)  Administration With Respect to Israeli Grantees.  With respect to grants of Awards to Israeli Grantees, the Plan shall be administered by (A) the Board or (B) a Committee or one or more Officers designated by the Board, which Committee or Officers shall be constituted or appointed in such a manner as to satisfy the ITA and the Applicable Laws applicable to Awards for Israeli Grantees. Once appointed, such Committee or Officer shall continue to serve in its/his/her designated capacity until otherwise directed by the Board.

(v)  Administration Errors.  In the event an Award is granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

(b)  Powers of the Administrator.  Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

(i)  to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

(ii)  to determine whether and to what extent Awards are granted hereunder;

(iii)  to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

(iv)  to approve forms of Award Agreements for use under the Plan;

(v)  to determine the terms and conditions of any Award granted hereunder;

(vi)  to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent, provided, however, that an amendment or modification that may cause an Incentive Stock Option to become a Non-Qualified Stock Option shall not be treated as adversely affecting the rights of the Grantee. The reduction of the exercise price of any Option awarded under the Plan and the base appreciation amount of any SAR awarded under the Plan shall not be subject to stockholder approval and canceling an Option or SAR at a time when its exercise price or base appreciation amount (as applicable) exceeds the Fair Market Value of the underlying Shares, in exchange for another Option, SAR, Restricted Stock, or other Award shall not be subject to stockholder approval and shall be at the discretion of the Administrator;

(vii)  to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan;

(viii)  to grant Awards to Employees, Directors and Consultants employed outside the United States on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable to further the purpose of the Plan; and

(ix)  to designate Awards as 102 Options (whether through a trustee or not) or 3(I) Options subject to the limitations under the ITA or any other Applicable Law and to determine the type and route of the Trustee 102 Options.

(x)  to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator; provided that the Administrator may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final, conclusive and binding on all persons having an interest in the Plan.

(c)  Indemnification.  In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees of the Company or a Related Entity, members of the Board and any Officers or Employees of the Company or a Related Entity to whom authority to act for the Board, the Administrator or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.

5.  Eligibility.  Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company or a Parent or a Subsidiary of the Company. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time, provided however that Awards to Israeli Grantees under Section 102 or Section 3(I) of the Tax Ordinance shall be subject to Section 20 below.

The Company does not warrant that the Plan will be recognized by the income tax authorities in any jurisdiction or that future changes will not be made to the provisions of applicable laws or rules or regulations which are promulgated from time to time thereunder, or that any exemption or benefit currently available, whether by the ITA pursuant to Section 102 or otherwise, will not be abolished.

6.  Terms and Conditions of Awards.

(a)  Types of Awards.  The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) cash or (iii) an Option, a SAR, or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Restricted Stock Units or Dividend Equivalent Rights, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

(b)  Designation of Award.  Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option and with respect to Israeli Grantees may be further designated as 102 Options or 3(I) Options under the Tax Ordinance subject to the qualifications described in Section 20 below. However, notwithstanding such designation, an Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded. The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company). For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option. In the event that the Code or the regulations promulgated thereunder are amended after the date the Plan becomes effective to provide for a different limit on the Fair Market Value of Shares permitted to be subject to Incentive Stock Options, then such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

(c)  Conditions of Award.  Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, the following: (i) increase in share price, (ii) earnings per share, (iii) total stockholder return, (iv) operating margin, (v) gross margin, (vi) return on equity, (vii) return on assets, (viii) return on investment, (ix) operating income, (x) net operating income, (xi) pre-tax profit, (xii) cash flow, (xiii) revenue, (xiv) expenses, (xv) earnings before interest, taxes and depreciation, (xvi) economic value added and (xvii) market share. The performance criteria may be applicable to the Company, Related Entities and/or any individual business units of the Company or any Related Entity. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement. In addition, the performance criteria shall be calculated in accordance with generally accepted accounting principles, but excluding the effect (whether positive or negative) of any change in accounting standards and any extraordinary, unusual or nonrecurring item, as determined by the Administrator, occurring after the establishment of the performance criteria applicable to the Award intended to be performance-based compensation. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of performance criteria in order to prevent the dilution or enlargement of the Grantee’s rights with respect to an Award intended to be performance-based compensation.

(d)  Acquisitions and Other Transactions.  The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

(e)  Deferral of Award Payment.  The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

(f)  Separate Programs.  The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

(g)  Individual Limitations on Awards.

(i)  Individual Limit for Options and SARs.  The maximum number of Shares with respect to which Options and SARs may be granted to any Grantee in any calendar year shall be 11,341,655 Shares. Shares which shall not count against the limit set forth in the previous sentence. The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitations with respect to a Grantee, if any Option or SAR is canceled, the canceled Option or SAR shall continue to count against the maximum number of Shares with respect to which Options and SARs may be granted to the Grantee. For this purpose, the repricing of an Option (or in the case of a SAR, the base amount on which the stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Common Stock) shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.

(ii)  Individual Limit for Restricted Stock and Restricted Stock Units.  For awards of Restricted Stock and Restricted Stock Units that are intended to be Performance-Based Compensation, the maximum number of Shares with respect to which such Awards may be granted to any Grantee in any calendar year shall be 11,341,655 Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below.

(iii)  Deferral.  If the vesting or receipt of Shares under an Award is deferred to a later date, any amount (whether denominated in Shares or cash) paid in addition to the original number of Shares subject to such Award will not be treated as an increase in the number of Shares subject to the Award if the additional amount is based either on a reasonable rate of interest or on one or more predetermined actual investments such that the amount payable by the Company at the later date will be based on the actual rate of return of a specific investment (including any decrease as well as any increase in the value of an investment).

(h)  Early Exercise.  The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

(i)  Term of Award.  The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term of an Incentive Stock Option shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.

(j)  Transferability of Awards.  Incentive Stock Options or Options to Israeli Grantees may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. Other Awards shall be transferable (i) by will and by the laws of descent and distribution and (ii) during the lifetime of the Grantee, to the extent and in the manner authorized by the Administrator. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Award in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator.

(k)  Time of Granting Awards.  The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other date as is determined by the Administrator.

7.  Award Exercise or Purchase Price, Consideration and Taxes.

(a)  Exercise or Purchase Price.  The exercise or purchase price, if any, for an Award shall be as follows:

(i)  In the case of an Incentive Stock Option:

(A)  granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

(B)  granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(ii)  In the case of a Non-Qualified Stock Option (other than with respect to Israeli Grantees), the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iii)  In the case of Awards intended to qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iv)  In the case of SARs (other than with respect to Israeli Grantees), the base appreciation amount shall not be less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(v)  In the case of other Awards, such price as is determined by the Administrator. Notwithstanding the foregoing, with respect to Israeli Grantees, unless otherwise restricted or has an adverse effect on the Company or a Related Company, such price shall be equal to the price per share paid in the most recent financing round consummated prior to the date of grant of the respective Award discounted by no less than 30%.

(vi)  Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(d), above, the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.

(b)  Consideration.  Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator. In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:

(i)  cash;

(ii)  check;

(iii)  surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised;

(iv)  with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

(v)  with respect to Options, payment through a “net exercise” such that, without the payment of any funds, the Grantee may exercise the Option and receive the net number of Shares equal to (i) the number of Shares as to which the Option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Administrator) less the Exercise Price per Share, and the denominator of which is such Fair Market Value per Share (the number of net Shares to be received shall be rounded down to the nearest whole number of Shares);

(vi)  any combination of the foregoing methods of payment.

The Administrator may at any time or from time to time, by adoption of or by amendment to the standard forms of Award Agreement described in Section 4(b)(iv), or by other means, grant Awards which do not permit all of the foregoing forms of consideration to be used in payment for the Shares or which otherwise restrict one or more forms of consideration.

(c)  Taxes.  No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any non-U.S., federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares. Upon exercise or vesting of an Award the Company shall withhold or collect from the Grantee an amount sufficient to satisfy such tax obligations, including, but not limited to, by surrender of the whole number of Shares covered by the Award sufficient to satisfy the minimum applicable tax withholding obligations incident to the exercise or vesting of an Award (reduced to the lowest whole number of Shares if such number of Shares withheld would result in withholding a fractional Share with any remaining tax withholding settled in cash).

8.  Exercise of Award.

(a)  Procedure for Exercise; Rights as a Stockholder.

(i)  Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement provided however that the standard vesting schedule for Israeli Grantees shall be as set forth in Section 20.

(ii)  An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been made, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b).

(b)  Exercise of Award Following Termination of Continuous Service.  In the event of termination of a Grantee’s Continuous Service for any reason other than Cause, Disability or death, such Grantee may, but only within twelve (12) months from the date of such termination (or such longer or shorter period as specified in the Award Agreement but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the portion of the Grantee’s Award that was vested at the date of such termination or such other portion of the Grantee’s Award as may be determined by the Administrator. To the extent that the Grantee’s Award was unvested at the date of termination, or if Grantee does not exercise the vested portion of the Grantee’s Award within the time specified herein, the Award shall terminate.

(c)  Exercise of Award Following Termination of Continuous Service for Cause.  In the event of termination of a Grantee’s Continuous Service for Cause, such Grantee may, but only within fourteen (14) days from the date of such termination (or such longer or shorter period as specified in the Award Agreement but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the portion of the Grantee’s Award that was vested at the date of such termination or such other portion of the Grantee’s Award as may be determined by the Administrator. To the extent that the Grantee’s Award was unvested at the date of termination, or if Grantee does not exercise the vested portion of the Grantee’s Award within the time specified herein, the Award shall terminate.

(d)  Disability of Grantee.  In the event of termination of a Grantee’s Continuous Service as a result of his or her Disability, such Grantee may, but only within twelve (12) months from the date of such termination (or such longer or shorter period as specified in the Award Agreement but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the portion of the Grantee’s Award that was vested at the date of such termination or such other portion of the Grantee’s Award as may be determined by the Administrator. To the extent that the Grantee’s Award was unvested at the date of termination, or if Grantee does not exercise the vested portion of the Grantee’s Award within the time specified herein, the Award shall terminate.

(e)  Death of Grantee.  In the event of a termination of the Grantee’s Continuous Service as a result of his or her death, or in the event of the death of the Grantee during the post-termination exercise periods following the Grantee’s termination of Continuous Service specified in this Section 8, above, the Grantee’s estate or a person who acquired the right to exercise the Award by bequest or inheritance may exercise the portion of the Grantee’s Award that was vested as of the date of termination or such other portion of the Grantee’s Award as may be determined by the Administrator, within twelve (12) months from the date of death (or such longer or shorter period as specified in the Award Agreement but in no event later than the expiration of the term of such Award as set forth in the Award Agreement). To the extent that, at the time of death, the Grantee’s Award was unvested, or if the Grantee’s estate or a person who acquired the right to exercise the Award by bequest or inheritance does not exercise the vested portion of the Grantee’s Award within the time specified herein, the Award shall terminate.

(f)  The holder of an Option shall have none of the rights of a stockholder with respect to the Shares subject to the Option until such shares are transferred to the holder (or the Trustee, if applicable) upon the exercise of the Option.

9.  Conditions Upon Issuance of Shares.

(a)  If at any time the Administrator determines that the delivery of Shares pursuant to the exercise, vesting or any other provision of an Award is or may be unlawful under Applicable Laws, the vesting or right to exercise an Award or to otherwise receive Shares pursuant to the terms of an Award shall be suspended until the Administrator determines that such delivery is lawful and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company shall have no obligation to effect any registration or qualification of the Shares under federal or state laws or other Applicable Laws.

(b)  As a condition to the exercise of an Award, the Company may require the person exercising such Award make such representations and warranties which, in the opinion of the Company, are required to ensure that such exercise, or a subsequent sale or disposition of any Shares obtained upon such exercise, does not contravene any Applicable Law, including inter alia, representations and warranties at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

(c)  Unless otherwise set forth in an Award Agreement, Shares issued to a Grantee or the Trustee, as applicable, shall be subject to such restrictions as required by the appropriate securities’ law and in the event that the Company’s shares shall be registered for trading in any public market, Grantee’s rights to sell the Shares may be subject to certain limitations (including a lock-up period), as will be requested by the Company or its underwriters, and the Grantee by executing an Award Agreement unconditionally agrees and accepts any such limitations and undertakes to further execute any agreement as may be requested by the Company or its underwriters from time to time.

10.  Adjustments Upon Changes in Capitalization.  Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, the maximum number of Shares with respect to which Awards may be granted to any Grantee in any calendar year, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” In the event of any distribution of cash or other assets to stockholders other than a normal cash dividend, the Administrator shall also make such adjustments as provided in this Section 10 or substitute, exchange or grant Awards to effect such adjustments (collectively “adjustments”). Any such adjustments to outstanding Awards will be effected in a manner that precludes the enlargement of rights and benefits under such Awards. In connection with the foregoing adjustments, the Administrator may, in its discretion, prohibit the exercise of Awards or other issuance of Shares, cash or other consideration pursuant to Awards during certain periods of time. Except as the Administrator determines, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

11.  Corporate Transactions and Changes in Control.

(a)  Termination of Award to Extent Not Assumed in Corporate Transaction.  Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate to the extent they are Assumed in connection with the Corporate Transaction.

(b)  Acceleration of Award Upon Corporate Transaction or Change in Control.

(i)  Corporate Transaction.  Except as provided otherwise in an individual Award Agreement, in the event of a Corporate Transaction and:

(A)  for the portion of each Award that is Assumed or Replaced, then such Award (if Assumed), the replacement Award (if Replaced), or the cash incentive program (if Replaced) automatically shall become fully vested, exercisable and payable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value) for all of the Shares (or other consideration) at the time represented by such Assumed or

Replaced portion of the Award, immediately upon termination of the Grantee’s Continuous Service if such Continuous Service is terminated by the successor company or the Company without Cause within twelve (12) months after the Corporate Transaction; and

(B)  for the portion of each Award that is neither Assumed nor Replaced, such portion of the Award shall automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value) for all of the Shares (or other consideration) at the time represented by such portion of the Award, immediately prior to the specified effective date of such Corporate Transaction, provided that the Grantee’s Continuous Service has not terminated prior to such date.

(ii)  Change in Control.  Except as provided otherwise in an individual Award Agreement, following a Change in Control (other than a Change in Control which also is a Corporate Transaction) and upon the termination of the Continuous Service of a Grantee if such Continuous Service is terminated by the Company or Related Entity without Cause within twelve (12) months after a Change in Control, each Award of such Grantee which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value), immediately upon the termination of such Continuous Service.

(c)  Effect of Acceleration on Incentive Stock Options.  Any Incentive Stock Option accelerated under this Section 11 in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded.

12.  Effective Date and Term of Plan.  The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated. Subject to Section 17, below, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

13.  Amendment, Suspension or Termination of the Plan.

(a)  The Board may at any time amend, suspend or terminate the Plan; provided, however, that no such amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by Applicable Laws, or if such amendment would lessen the stockholder approval requirements of Section 4(b)(vi) or this Section 13(a).

(b)  No Award may be granted during any suspension of the Plan or after termination of the Plan.

(c)  No suspension or termination of the Plan (including termination of the Plan under Section 11, above) shall adversely affect any rights under Awards already granted to a Grantee.

14.  Reservation of Shares.

(a)  The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

(b)  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15.  No Effect on Terms of Employment/Consulting Relationship.  The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or any Related Entity to terminate the Grantee’s Continuous Service at any time, with or without Cause, and with or without notice. The ability of the Company or any Related Entity to terminate the employment of a Grantee who is employed at will is in no way affected by its determination that the Grantee’s Continuous Service has been terminated for Cause for the purposes of this Plan.

16.  No Effect on Retirement and Other Benefit Plans.  Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

17.  Stockholder Approval.  The grant of Incentive Stock Options under the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted excluding Incentive Stock Options issued in substitution for outstanding Incentive Stock Options pursuant to Section 424(a) of the Code. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws. The Administrator may grant Incentive Stock Options under the Plan prior to approval by the stockholders, but until such approval is obtained, no such Incentive Stock Option shall be exercisable. In the event that stockholder approval is not obtained within the twelve (12) month period provided above, all Incentive Stock Options previously granted under the Plan shall be exercisable as Non-Qualified Stock Options.

18.  Unfunded Obligation.  Grantees shall have the status of general unsecured creditors of the Company. Any amounts payable to Grantees pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Grantee account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and a Grantee, or otherwise create any vested or beneficial interest in any Grantee or the Grantee’s creditors in any assets of the Company or a Related Entity. The Grantees shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

19.  Construction.  Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

20.  Israeli Grantees.  This Section shall apply only to Israeli Grantees and is intended to enable the Company to grant Awards under the Plan pursuant and subject to Section 102 and Section 3(I) of the Tax Ordinance. Accordingly, the Plan is designated to comply with the Tax Ordinance and the rules, regulations and orders or procedures promulgated thereunder from time to time, as amended or replaced from time to time and shall be submitted to the ITA as required thereunder.

In any case of contradiction, whether explicit or implied, between the provisions of this Section and the Plan, the provisions set out in this Section shall prevail unless the Administrator decides otherwise to ensure compliance with the Tax Ordinance and other Applicable Laws.

(a)  Eligibility.  102 Options may be granted only to Israeli Employees. Non-Employees may only be granted 3(I) Options. The grant of an Award hereunder shall neither entitle the Grantee to participate nor disqualify the Israeli Grantee from participating in, any other grant of Awards pursuant to the Plan or any other option or stock plan of the Company or any Related Company.

(b)  Grant of Awards in Trust

(i)  Grants Made Under Section 102.

The Company may designate 102 Options as Trustee 102 Options or Non-Trustee 102 Options. The designation of Non-Trustee 102 Options and Trustee 102 Options shall be subject to the terms and conditions set forth in Section 102 of the Tax Ordinance and the regulations promulgated thereunder.

(ii)  Grant of Trustee 102 Options.

(1)  The grant of the Trustee 102 Options shall be made under the Plan and shall be conditional upon the approval of the Plan by the ITA. Trustee 102 Options may be granted at any time after the passage of thirty (30) days following the delivery by the Company to the ITA of a notice pertaining to the appointment of the Trustee and the adoption of the Plan, unless otherwise determined by the ITA. Options which shall be granted pursuant to Section 102 and/or any Shares issued upon exercise of such Options and/or other shares received subsequently following any realization of rights, shall be issued to the Trustee. Each Israeli Grantee in respect of whom a Trustee 102 Option is granted and held in trust by the Trustee shall be referred to as a “beneficial optionee” hereunder.

(2)  Trustee 102 Option(s) may either be classified as Capital Gain Option(s) or Ordinary Income Option(s):

(A)  Trustee 102 Option(s) elected and designated by the Company to qualify under the capital gain tax treatment in accordance with the provisions of Section 102(b)(2) shall be referred to herein as “Capital Gain Option(s)” or “CGO”.

(B)  Trustee 102 Option(s) elected and designated by the Company to qualify under the ordinary income tax treatment in accordance with the provisions of Section 102(b)(1) shall be referred to herein as “Ordinary Income Option(s)” or “OIO”.

(3)  The Company’s election of the type of Trustee 102 Options as CGO or OIO granted to Employees (the “Election”) shall be appropriately filed with the ITA 30 days before the date of grant of a Trustee 102 Option, unless otherwise determined by the ITA. Such Election shall become effective beginning the first date of grant of a Trustee 102 Option under this Plan and shall remain in effect until the end of the year following the year during which the Company first granted Trustee 102 Options. The Election shall obligate the Company to grant only the type of Trustee 102 Option it has elected, and shall apply to all Israeli Grantees who were granted Trustee 102 Options during the period indicated herein or therein, all in accordance with the provisions of Section 102(g) of the Tax Ordinance. Notwithstanding, such Election shall not prevent the Company from granting Non-Trustee 102 Options simultaneously.

(4)  All Trustee 102 Options must be held in trust by and issued on the name of the Trustee, as described below.

(5)  With respect to Trustee 102 Options, the provisions of the Plan and/or an Award Agreement shall be subject to the provisions of Section 102 and the ITA’s permit, and the said provisions and permit shall be deemed an integral part of this Section and of the Award Agreement for the respective Grantees thereof. Any provision of Section 102 and/or the said permit which is necessary in order to receive and/or to keep any tax benefit pursuant to Section 102, which is not expressly specified in the Plan or the Award Agreement, shall be considered binding upon the Company and the Israeli Grantee.

(iii)  Issuance to Trustee.

(1)  All Trustee 102 Options granted under the Plan and/or any Shares allocated or issued upon exercise of such Trustee 102 Options and/or other and all rights deriving from or in connection therewith, including, without limitation, in accordance with Section 10 above or any bonus shares or stock dividends issued in connection therewith shall be granted by the

Company to the Trustee, and the Trustee shall hold each such Trustee 102 Option and the Shares issued upon exercise thereof in trust for such period of time as required by Section 102 or any regulations, rules or orders or procedures promulgated thereunder (the “Holding Period”), for the benefit of the Grantees in respect of whom such Trustee 102 Option was granted. All certificates representing Shares issued to the Trustee under the Plan shall be deposited with the Trustee, and shall be held by the Trustee until such time that such Shares are released from the Trust as herein provided.

(2)  In event the requirements for Trustee 102 Options are not met for any reason whatsoever, then the Trustee 102 Options may be treated as Non-Trustee 102 Options, all in accordance with the provisions of Section 102 and regulations promulgated thereunder.

(3)  With respect to any Trustee 102 Option, subject to the provisions of Section 102 and any rules or regulations or orders or procedures promulgated thereunder, an Israeli Grantee shall not be entitled to sell or release from Trust the Trustee 102 Option, the Shares received upon the exercise of such Option and/or any right deriving from or in connection therewith, including, without limitation, in accordance with Section 10 above or any bonus shares or stock dividends issued in connection therewith, until the later of: (i) the lapse of the Holding Period required under Section 102, and (ii) the vesting of such Options set forth in the respective Award Agreement (such later date being hereinafter referred to as the “Release Date”). Notwithstanding the foregoing, if such sale or release occurs during the Holding period, the provisions of Section 102 and the rules or regulations promulgated thereunder shall apply and any expenses and/or tax consequences therefrom shall be borne by the Israeli Grantee.

(4)  Subject to the terms hereof, at any time after the Release Date with respect to any Trustee 102 Options or Shares the following shall apply:

(A)  Trustee 102 Options granted, and/or Shares or rights issued to the Trustee shall continue to be held by the Trustee, on behalf of the beneficial optionee. From and after the Release Date, upon the written request of any beneficial optionee, the Trustee shall release from the Trust the Trustee 102 Options granted, and/or the Shares or rights issued, on behalf of such beneficial optionee, by executing and delivering to the Company such instrument(s) as the Company may require, giving due notice of such release to such beneficial optionee, provided, however, that the Trustee shall not so release any such Trustee 102 Options and/or Shares and/or rights to such beneficial optionee unless the latter, prior to, or concurrently with, such release, provides the Trustee with evidence, satisfactory in form and substance to the Trustee, that all taxes, if any, required to be paid upon such release have, in fact, been paid.

(B)  Alternatively, from and after the Release Date, upon the written instructions of the beneficial optionee to sell any Shares and rights issued upon exercise of Trustee 102 Options, the Trustee shall use its best efforts to effect such sale and shall transfer such Shares to the purchaser thereof concurrently with the receipt, or after having made suitable arrangements to secure the payment, of the purchase price in such transactions. The Trustee shall withhold from such proceeds any and all taxes required to be paid in respect of such sale, shall remit the amount so withheld to the appropriate tax authorities and shall pay the balance thereof directly to the beneficial optionee, reporting to such beneficial optionee and to the Company the amount so withheld and paid to said authorities.

(C)  Notwithstanding the foregoing, in the event the underwriters of securities of the Company impose restrictions on the transferability of the Shares during a lock-up period, the beneficial optionee shall not be entitled to release from Trust the Trustee 102 Options granted and/or the Shares issued and/or to instruct the Trustee to effect a sale of same, for as long as the restrictions are in effect. In the event the Trustee 102 Options granted and/or the Shares issued have been released from trust the restrictions imposed on the transferability of same shall nevertheless apply to said optionee’s Trustee 102 Options and/

or Shares in the same manner. Consequently, the Israeli Grantee shall sign any documents required in order to effect the restrictions, for as long as the restrictions are in effect.

(D)  Upon receipt of the Award, the Israeli Grantee will sign an undertaking to release the Trustee from any liability in respect of any action or decision duly taken and bona fide executed in relation with the Plan, or any Option or Share or rights granted to same thereunder. The Trustee may establish additional terms and conditions in connection with Awards held in trust by the Trustee.

(iv)  Grant of Non-Trustee 102 Options

(1)  Awards granted pursuant to this subsection are intended to constitute Non-Trustee 102 Options and shall be subject to the general terms and conditions of the Plan and Section 20, except for provisions of the Plan applying to Trustee 102 Awards or Options under a different tax law or regulation.

(2)  With respect to Non-Trustee 102 Options, if the Grantee ceases to be employed by or of service to the Company or a Related Company, the Grantee may be required to extend to the Company a security or guarantee for the payment of tax due at the time of sale of Shares or other rights, all in accordance with the provisions of Section 102 and the rules, regulation or orders promulgated thereunder.

(v)  Grants Made Under Section 3(I).  Awards granted pursuant to this subsection are intended to constitute 3(I) Options and shall be subject to the general terms and conditions of the Plan and Section 20 thereof, except for said provisions of the Plan applying to Awards under a different tax law or regulation. The Administrator may choose to deposit the Awards granted pursuant to Section 3(I) of the Tax Ordinance with a trustee. In such event, said trustee shall hold such Option in trust, until exercised by the Grantee, pursuant to the Company’s instructions from time to time. If determined by the Administrator, the trustee shall be responsible for withholding any taxes to which a Grantee become liable upon the exercise of Options.

(c)  Award Agreement.  Without derogating from the powers of the Administrator under the Plan, the Administrator shall adopt the form of Award Agreement for Israeli Grantees in form acceptable by the ITA and in compliance with the Tax Ordinance. The Award Agreement shall further indicate the type of Options (102, 3(I), Trustee, Non-Trustee etc.) granted thereunder.

(d)  Vesting.  Without derogating from the terms of any Award Agreement or the discretionary authority of the Administrator, the standard vesting for Options to Israeli Grantees shall be as follows:

(i)  Twenty five percent (25%) of the Options granted under each Award Agreement shall vest on the end of the first year of Continuous Service following the vesting commencement date determined by the Administrator and if not specified the date of the grant of an Option (the “First Anniversary”); and

(ii)  The remaining 75% of the Options shall vest on a quarterly basis over a period of three years commencing as of the First Anniversary in twelve (12) equal portions subject to Continuous Service of the Grantee.

(e)  With respect to all Shares (in contrast to unexercised Options) allocated or issued upon the exercise of Options by the Israeli Grantee, the Grantee shall be entitled to receive dividends in accordance with the quantity of such Shares, subject however to any applicable taxation on distribution of dividends. Subject to the Tax Ordinance and any restrictions imposed by the Trustee or the ITA, during the period in which Shares are held by the Trustee on behalf of the Israeli Grantee, the cash dividends paid with respect thereto shall be paid directly to the Grantee after deduction of withholding tax applicable thereto.

(f)  Without derogating from anything in the Plan, to the extent permitted by Applicable Laws, any tax consequences, attributable to the Israeli Grantee, arising from the grant or exercise of any Option, from the payment for Shares covered thereby or from any other event or act (of the Company, a Related

Company, the Trustee or the Grantee), hereunder, shall be borne solely by the Grantee. The Company and/or or a Related Company and/or the Trustee shall withhold taxes according to the requirements under the Applicable Laws, rules, and regulations, including withholding taxes at source. Furthermore, to the extent permitted by Applicable Law, the Grantee shall agree to indemnify the Company and/or a Related Company and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Grantee. The Administrator and/or the Trustee shall not be required to release any Share certificate to a Grantee until all required payments have been fully made.

(g)  The Plan, to the extent applicable to Israeli Grantees, shall be governed by and construed and enforced in accordance with the laws of the State of Israel applicable to contracts made and to be performed therein, without giving effect to the principles of conflict of laws. The competent courts of Tel-Aviv, Israel shall have sole jurisdiction in any matters pertaining to Israeli Grantees.

ANNUAL MEETING OF SHAREHOLDERS OF

PROTALIX BIOTHERAPEUTICS, INC.

June 17, 2012

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=15105

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20830030300000000000 8   061712

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of Shareholders and the 2011 Annual Report to Shareholders.

Signature of Shareholder ____________ Date: ______ Signature of Shareholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

PROTALIX BIOTHERAPEUTICS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints David Aviezer and Yossi Maimon as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Protalix BioTherapeutics, Inc. held of record by the undersigned on May 4, 2012, at the Annual Meeting of Shareholders to be held at the Sheraton Tel Aviv Hotel, 115 HaYarkon Street, Tel Aviv, Israel on June 17, 2012, or any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)

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